EXHIBIT 10.1
CONVEYANCE IN LIEU OF FORECLOSURE AGREEMENT

THIS CONVEYANCE IN LIEU OF FORECLOSURE AGREEMENT (this "Agreement") is entered into as of January 28, 2011 (the "Effective Date"), by and among LAKHA PROPERTIES-SACRAMENTO, LLC, a Washington limited liability company ("LPS"), LAKHA PROPERTIES-SACRAMENTO II LLC, a Washington limited liability company ("LPS II"), LAKHA PROPERTIES-PALM DESERT, LLC, a Washington limited liability company ("LPPD"), LAKHA INVESTMENT CO., LLC, a Washington limited liability company ("LIC"), each having a principal place of business at 500 108th Avenue N.E., Suite 2050, Bellevue, Washington 98004 (sometimes hereinafter individually and collectively referred to, and jointly and severally obligated, as "Borrower"), AMIN S. LAKHA, an individual who resides in Washington State and whose principal place of business is 500 - 108th Avenue, NE, Suite 2050, Bellevue, Washington  98004 ("Guarantor"), and ROIC CA NOTES, LLC, a Delaware limited liability company, having its principal place of business at c/o Retail Opportunity Investments Corp., 3 Manhattanville Road, 2nd Floor, Purchase, New York 10577 ("Lender").

R E C I T A L S:

A. LPS is the owner of that certain real property (the "LPS Land") located in Sacramento County, California, as more particularly described in Exhibit A-1 attached hereto, and all buildings and other improvements (including fixtures) located on the LPS Land (collectively, the "LPS Improvements").  The LPS Land and the LPS Improvements, together with all rights and interests appurtenant to the LPS Land and/or the LPS Improvements, are sometimes referred to herein collectively as the "LPS Real Property".

B. LPS II is the owner of that certain real property (the "LPS II Land") located in Sacramento County, California, as more particularly described in Exhibit A-2 attached hereto, and all buildings and other improvements (including fixtures) located on the LPS II Land (collectively, the "LPS II Improvements").  The LPS II Land and the LPS II Improvements, together with all rights and interests appurtenant to the LPS II Land and/or the LPS II Improvements, are sometimes referred to herein collectively as the "LPS II Real Property".

C. LPPD is the owner of that certain real property (the "LPPD Land") located in Riverside County, California, as more particularly described in Exhibit A-3 attached hereto, and all buildings and other improvements (including fixtures) located on the LPPD Land (collectively, the "LPPD Improvements").  The LPPD Land and the LPPD Improvements, together with all rights and interests appurtenant to the LPPD Land and/or the LPPD Improvements, are sometimes referred to herein collectively as the "LPPD Real Property".

D. The LPS Land, the LPS II Land and the LPPD Land are sometimes hereinafter individually and collectively referred to as the "Land".  The LPS Improvements, the LPS II Improvements and the LPPD Improvements are sometimes hereinafter individually and collectively referred to as the "Improvements".  The LPS Real Property, the LPS II Real

Property and the LPPD Real Property are sometimes hereinafter individually and collectively referred to as the "Real Property".

E. Borrower is also the owner of (a) all machinery, equipment, furniture, furnishings, supplies and other tangible personal property used in connection with such Borrower's Real Property (the "Personal Property"), (b) all development rights, utility reservations and rights, sewer capacity, water rights, licenses, permits, warranties, plans and specifications, architectural and engineering drawings and other intangible property related to such Borrower's Real Property (the "Intangible Property"), (c) all leases, subleases, licenses or concession agreements and all other agreements for occupancy of such Borrower's Real Property (collectively, the "Leases"), and (d) rents, profits, issues, fees, deposits, fees and other income and revenues from such Borrower's Real Property (collectively, the "Rents").  The Real Property, Personal Property and Intangible Property are collectively referred to herein as the "Property."

F. U.S. Bank National Association ("U.S. Bank"), made loans (each, a "Loan") to the Borrowers evidenced by, among other things, the following:

(i)           That certain Credit Agreement dated June 8, 2006 between LIC and U.S. Bank (as amended, the "LIC Loan Agreement");

(ii)           That certain Loan Agreement dated August 29, 2005 between LPS, and U.S. Bank (as amended, the "LPS Loan Agreement");

(iii)           That certain Loan Agreement dated July 25, 2005 between LPS II, and Lender, as successor in interest to U.S. Bank National Association (as amended, the "LPS II Loan Agreement"); and

(iv)           That certain Loan Agreement dated July 24, 2007 between LPPD, and Lender, as successor in interest to U.S. Bank National Association (as amended, the "LPPD Loan Agreement").

G. "Loan Agreement" means, individually, the LIC Loan Agreement, the LPS Loan Agreement, the LPS II Loan Agreement, and the LPPD Loan Agreement, and "Loan Agreements" means, collectively, all of the foregoing.  "Loan Documents" means, collectively, the "Loan Documents" as defined in each of the Loan Agreements.  "Loan" means, individually, a loan evidenced by the applicable Loan Documents, and "Loans" means, collectively, the loans evidenced by all of the Loan Documents.

H. Capitalized terms appearing in this Agreement without definition shall have the respective meanings given to such terms in the applicable Loan Documents.

I. Guarantor has guaranteed the obligations of each Borrower under the Loan Documents pursuant to various guaranty agreements.

J. Lender acquired from U.S. Bank all of U.S. Bank's right, title and interest in and to each Loan and the related Loan Documents.

K. Each of the Loans is cross-defaulted and cross-collateralized with each of the other Loans.

L. Each Borrower is currently in material default under the terms of such Borrower's Loan Documents by, among other things, failing to pay the obligations evidenced by such Borrower's Note on the applicable maturity date (collectively, the "Defaults").  Each Borrower and Guarantor acknowledges and agrees that, as a result of the Defaults, Lender has the right to exercise any or all of its rights or remedies under the Loan Documents.  All indebtedness evidenced or secured by the Loan Documents is presently due and owing to Lender by each Borrower without any counterclaims, setoffs or defenses whatsoever.

M. As a result of the Defaults, Lender caused Notices of Default to be duly recorded with the Official Records of Sacramento County, California with respect to the LPS Deed of Trust and the LPS II Deed of Trust and with the Official Records of Riverside County, California with respect to the LPPD Deed of Trust.

N. Borrower has notified Lender that Borrower is unable or unwilling to cure the existing Defaults.

O. Borrowers and Guarantor have filed that certain lawsuit entitled Lakha Properties-Palm Desert, LLC, a Washington limited liability company, Lakha Properties-Sacramento, LLC, a Washington limited liability company, Lakha Properties-Sacramento II LLC, a Washington limited liability company, and Amin S. Lakha, an individual, Plaintiffs, vs. Retail Opportunity Investments Corp., a New York corporation, Stuart Tanz, an individual, and Does 1 – 15, inclusive, Defendants, filed with the Superior Court of the State of California, County of Riverside, Case No. RIC1100741 ("Riverside County Litigation").

P. In full and complete settlement of the Defaults and the Riverside County Litigation, Borrower and Guarantor desire to obtain Lender's covenant not to maintain any suit or action against Borrower for payment of the indebtedness under the Loan Documents and against Guarantor for the guaranteed obligations, and, in consideration thereof, Borrower is willing to transfer the Property to Buyer (as defined below), in each case subject to the Loans and the liens of the Deeds of Trust.

Q. It is the intent of Lender, which intent Borrower acknowledges, that (i) the transfer of the Property and the Loan to Buyer as contemplated by this Agreement shall not cause a merger of Buyer's interest in the Property acquired hereunder with Lender's interest in the Property under any Deed of Trust, and (ii) Lender shall retain the ability and right to commence and to complete a judicial or nonjudicial foreclosure sale subsequent to the Closing (as defined below) under this Agreement and the transfer of the Property to Buyer, but Lender, for itself and for Buyer and their respective successors and assigns, agrees not to seek a judgment for a deficiency against any Borrower and/or Guarantor.

R. Each Borrower and Guarantor understands and acknowledges that: (i) such parties are not obligated to enter into this Agreement, but is doing so of such party's own free will without interference, influence or coercion by Lender; (ii) each Borrower and Guarantor has had the opportunity to consult with attorneys, appraisers and accountants of such party's choice for advice concerning the terms of this Agreement, the fair value of Borrower's interest in the Property and the tax implications of the transaction contemplated herein; (iii) Lender has pursued a course of fair dealing and that the transaction contemplated herein is fair and equitable; (iv) income from the Property is insufficient to pay for the operating expenses of the Property and the amounts owing under the Loan Documents; and (v) Borrower and Guarantor are entering into this Agreement to avoid the time, delay, expense and publicity attendant to foreclosure, and to enjoy the benefits of Lender's promises and covenants contained herein.

A G R E E M E N T:

NOW, THEREFORE, for good and valuable consideration, the receipt, fairness and adequacy of which are hereby acknowledged, Borrower and Lender agree as follows:

1. Certain Definitions.  In addition to the terms defined in the Recitals and in other Sections of this Agreement, the following terms shall have the meanings set forth below:

"Bankruptcy Code" means the Federal Bankruptcy Code, as amended from time to time (Title 11 of the United States Code).

"Buyer" means ROIC CA Notes II, LLC, a Delaware limited liability company.  Borrower hereby acknowledges and agrees that Buyer is an express, intended third-party beneficiary of this Agreement.

"Lender's Policy" means, individually, the title insurance issued to U.S. Bank in connection with the closing of a Loan and assigned to Lender, and "Lender's Policies" means all of the foregoing collectively.

"Permissible Exceptions" means (i) the rights of tenants under unrecorded Leases identified on the Rent Rolls attached as Exhibit B-1 [Mills], Exhibit B-2 [Nimbus] and Exhibit B-3 [Palm Desert] hereto, as such tenants only, and (ii) those exceptions on Schedule B – Part 1 of the applicable Lender's Policy.

"Receivership Actions"  means those certain actions entitled:  (a) ROIC CA Notes, LLC v. Lakha Properties-Sacramento, LLC and Lakha Properties- Sacramento II, LLC, et al., Superior Court of the State of California for the County of Sacramento, Case No. 30-2010-00093928, filed December 21, 2010 for Specific Performance, Appointment of Receiver and Injunctive Relief; and (b) ROIC CA Notes, LLC v. Lakha Properties-Palm Desert, LLC, et al., Superior Court of the State of California for the County of Riverside, Indio Division, Case No. INC 10011369, filed December 21, 2010 for Specific Performance, Appointment of Receiver and Injunctive Relief.

"SCA Deeds of Trust" means, collectively, (i) that certain Deed of Trust recorded against the LPS I Real Property on January 19, 2011 in Book 20110119, at Page 0802, in the official records of the County of Sacramento with Succession Capital Alliance as the beneficiary;  (ii) that certain Deed of Trust recorded against the LPS II Real Property on January 19, 2011 in Book 20110119, at Page 0803, in the official records of the County of Sacramento with Succession Capital Alliance as the beneficiary; and (iii) that certain Deed of Trust recorded against the LPPD Real Property on January 18, 2011, as instrument no. 2011-0023597 in the official records of the County of Riverside with Succession Capital Alliance as the beneficiary.

"Title Company" means First American Title Insurance Company.

2. Representations, Warranties and Covenants.  Each Borrower and Guarantor hereby, jointly and severally, represents, warrants and covenants to Lender and Buyer, and each of them, which representations, warranties and covenants shall be true and correct as of the Effective Date and as of the Closing Date as if made on the Closing Date, that:

2.1 Authorization.  This Agreement and the Closing Documents (as defined below) constitute valid and legally binding obligations of Borrower enforceable in accordance with their respective terms.  The execution, delivery and performance of this Agreement and the other Closing Documents will not (a) violate or conflict with the organizational documents of Borrower, any agreement to which Borrower is a party or by which Borrower is bound, or any law, rule, regulation, judgment, court order or contractual restriction binding on or affecting Borrower; or (b) result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of the Property.  All consents and approvals that are required in connection with such conveyances, assignments, execution, delivery and performance have been duly obtained and given and are in full force and effect.

2.2 Claims.  Except as set forth on Schedule 2.2, there are no claims, actions, suits or proceedings pending or to the knowledge of Borrower, contemplated, with respect to the Property or Borrower's ownership, management, leasing or operations thereof (including claims of tort, breach of contract, violation of law or eminent domain).

2.3 Disclosure.  Borrower shall have delivered to Buyer all files, correspondence, documents, agreements, instruments, written materials and written information pertaining to the Real Property that Borrower, Guarantor and/or their respective agents have in their possession or control or that can reasonably be obtained by Borrower, Guarantor and/or their respective agents, including complete copies of all Contracts (as defined below) (collectively, "Disclosure Materials").

2.4 Existing Agreements.  Each of Exhibit C-1 [Mills], Exhibit C-2 [Nimbus], and Exhibit C-3 [Palm Desert] attached hereto contains a complete list of all contracts, arrangements, obligations, agreements or commitments pertaining to the applicable Property or to which the applicable Property or the owner thereof is subject, and all amendments thereof (collectively, "Contracts").  Except as otherwise disclosed in Exhibit C-1 [Mills], Exhibit C-2 [Nimbus], and Exhibit C-3 [Palm Desert] attached hereto (as to Contracts) and the applicable Lender's Policy (as to Permissible Exceptions):  (a) no default has occurred and to the knowledge of Borrower and Guarantor, no event has occurred that with notice or lapse of time or both would constitute a default under any of the Contracts or the Permissible Exceptions except as disclosed by Borrower to Buyer in writing prior to Closing (provided, however, that acceptance of late payment by Borrower under any Contract shall not be deemed an event that would constitute a default under any Contract); (b) none of the Contracts or Permissible Exceptions has been amended or modified except as disclosed by Borrower to Buyer in writing prior to Closing; (c) each of the Contracts is in full force and effect; and (d) Borrower has not assigned or granted a security interest in any of the Property, Contracts or Permissible Exceptions to anyone other than Lender, and Borrower's interests therein are not subject to any lien, encumbrance, claim, set-off or deduction.

2.5 Leases and Rents.

2.5.1 Exhibit B-1 [Mills], Exhibit B-2 [Nimbus] and Exhibit B-3 [Palm Desert] attached hereto are true, complete and accurate copy of Borrower's rent roll for the applicable Real Property (each, a "Rent Roll"), which has been generated in the ordinary course of Borrower's business.  There are no leases, subleases, licenses or concession agreements or other agreements for occupancy of the Real Property other than the Leases on the attached Rent Roll.  All of the information set forth on the attached Rent Roll is true, accurate and complete in all material respects.  Except as set forth on the Rent Roll:  (a) the term of each Lease and the obligation to pay rent thereunder has commenced and the tenant thereunder is in full possession and occupancy; (b) no default by tenant or landlord has occurred and to the knowledge of Borrower and Guarantor, no event has occurred that with notice or lapse of time or both would constitute a default under any of the Leases except as disclosed by Borrower to Lender in writing prior to the Closing (provided, however, that acceptance of late payment by Borrower under any Contract shall not be deemed an event that would constitute a default under any Contract); (c) none of the Leases has been amended or modified except as disclosed by Borrower to Lender in writing prior to Closing; (d) each of the Leases is in full force and effect; and (e) all tenant improvement allowances and other concessions granted under the Leases have been paid in full.  No person or entity has an option or contractual right to purchase all or any portion of the Real Property, and no person or entity has an option or contractual right to lease any portion of the Real Property.

2.6 Environmental Condition.  Except as disclosed on Schedule 2.6 and to the knowledge of Borrower and Guarantor, the Property does not contain any Hazardous Substances.  Borrower (a) has not conducted or authorized the generation, transportation, storage, treatment or disposal at the Property, of any Hazardous Substances; (b) is not aware of any pending or threatened litigation or proceedings before any administrative agency in which any person or entity alleges the presence, release, threat of release, or placement on or in any portion of the Property any Hazardous Substances; and (c) has not received any written notice that any governmental authority or any employee or agent thereof is investigating whether there is, or has determined that there has been: (i) a presence, release, threat of release, or placement on, under or in the Property of any Hazardous Substances, or (ii) any generation, transportation, storage, treatment or disposal at the Property of any Hazardous Substances.  There have been no communications or agreements between Borrower and any governmental authority or agency (federal, state or local) or any private entity, including, without limitation, any prior owners of the Property, relating in any way to (i) the presence, release, threat of release, or placement on or in the Property of any Hazardous Substances, or (ii) any generation, transportation, storage, treatment, or disposal at the Property of any Hazardous Substances.

2.7 Value of Property; Financial Information.  To the knowledge of Borrower and Guarantor, the aggregate fair market value of the Property is less than the indebtedness evidenced by the Notes and secured by the Deeds of Trust.  All financial statements and information delivered to Lender or Buyer are full, true and correct in all material respects.

Borrower does not intend to hinder, delay or defraud any of Borrower's creditors in anticipation of seeking relief under the Bankruptcy Code.

2.8 Confirmation.  The recitals to this Agreement are true and correct.  The Loan Documents are in full force and effect.  Borrower and Guarantor do not have any defenses of any nature whatsoever to the Defaults, nor shall this Agreement or the transactions contemplated by this Agreement give rise to any such defenses.

2.9 Transfer of Accounts.

2.9.1 Concurrently with the Closing, Borrower transfer to Lender or Buyer all of Borrower's interest in and to any and all accounts relating to the Property (collectively, the "Accounts"), which Accounts are described on Schedule 2.9.1, and Borrower hereby consents to the acceptance by Lender of the assets contained in any such Accounts.  Borrower shall not make any withdrawal from any Account without the prior written consent of Lender.

2.9.2 Without limiting the generality of the foregoing, concurrently with the Closing, each Borrower and Guarantor shall execute and deliver to Lender and Buyer such documents, instruments and agreements as may be required to cause U.S. Bank to deliver to Lender and Buyer all funds held by U.S. Bank with respect to each Property.

2.10 No New Agreements.  Borrower shall not enter into any new Leases or Contracts, nor amend or terminate any existing Leases or Contracts, without Lender's prior written consent.  If Buyer has given Borrower written notice that Buyer disapproves any Contract, then Borrower shall, as of the Closing Date, terminate such Contract(s) and pay all sums due thereunder.

2.11 Termination of Management Agreement.  Borrower shall, as of the Closing Date, terminate the existing management agreements for the Property and the manager for the Property shall certify to Lender that there are no sums due thereunder.

2.12 Operation of the Property.

2.12.1 Until the Closing, Borrower shall continue to operate the Property in accordance with standard operating procedures for each Property and common practice for retail shopping centers located in Sacramento County and Riverside County, as applicable.

2.12.2 Borrower and Guarantor shall cooperate with and assist Lender in matters pertaining to a transition in management and operation of the Property.  Lender shall have the right to conduct inspections of the Property during normal business hours after reasonable prior notice to Borrower, which notice may be telephonic, and Borrower shall cooperate with Lender in the conduct of such inspections.

2.12.3 Without limiting the foregoing, promptly following the Effective Date, Borrower shall deliver to Lender or make available at Borrower's offices all information in the possession or control of Borrower and Borrower's agents concerning the use, operation, ownership, maintenance and repair of the Property, including, without limitation, the Contracts, all currently effective licenses, registrations, permits and other authorizations, all service and maintenance contracts and agreements, warranties, construction-related documents (including without limitation contracts, lien releases, payment records and documents related to actual or potential mechanic's lien claims), operating statements, and the most current real property tax bills relating to the Property.  Borrower shall cooperate with the reasonable requests of Lender in obtaining and providing all such information not in the possession of Borrower.  The foregoing shall in no way limit or condition Lender's right to rely on each of the representations and warranties set forth in this Agreement or any document or instrument executed in connection herewith.  The obligations of Borrower and Guarantor under this Section 2.12.2 shall survive Closing.

2.13 Litigation.

2.13.1 Borrower and Guarantor shall cooperate with Lender and/or Buyer to resolve or settle that certain action entitled Southwest Grading, Inc., a California corporation, Plaintiff, v. Accelerated Construction, Inc., Lakha Properties – Sacramento, LLC, a Washington limited liability company, U.S. Bank aka U.S. Bancorp, an unknown business entity, and Does 1 through 100, inclusive, Superior Court of California, County of Sacramento, Case No. 34-2009-00056884 (the "Southwest Grading Action").  For the avoidance of doubt, Borrower and Guarantor acknowledge and agree that neither Lender nor Buyer will assume any liability with respect to the matters that are the subject of the Southwest Grading Action.

2.13.2 Borrower and Guarantor shall cooperate with Lender with respect to any other litigation matter relating the Property, each of which shall be described in reasonable detail on Schedule 2.2.  For the avoidance of doubt, Borrower and Guarantor acknowledge and agree that neither Lender nor Buyer will assume any liability with respect to any such Claim.

2.13.3 The provisions of this Section 2.13 shall survive Closing.

2.14 Certain Schedules and Exhibits.

2.14.1 The parties acknowledge and agree with Borrower and Guarantor that the following Schedules and Exhibits to this Agreement will not be attached to this Agreement on the date of execution and delivery of this Agreement (the "Post-Signing Schedules and Exhibits"):  Schedule 2.2 [Claims]; Schedule 2.6 [Environmental Conditions]; Schedule 2.7 [Accounts Payable]; Schedule 2.9.1 [Accounts]; Exhibits B-1, B-2 and B-3 [Rent Rolls]; and Exhibits C-1, C-2 and C-3 [Contracts].

2.14.2 Borrower and Guarantor shall deliver the Post-Signing Schedules and Exhibits to Lender no later than noon pacific time, February 4, 2011, such Post-Signing Schedules and Exhibits to be true, correct and complete, and contain reasonable detail.

2.14.3 If Lender is reasonably dissatisfied with the detail or information provided in any of the Post-Signing Schedules and Exhibits, Lender shall provide written notice thereof to Borrower and Guarantor not later than two (2) business days after Lender's receipt of such Post-Signing Schedules and Exhibits.  Thereafter, Borrower and Guarantor shall have two (2) business days to deliver revised Post-Signing Schedules and Exhibits.

2.14.4 If Borrower and Guarantor fail to provide revised Post-Signing Schedules and Exhibits satisfactory to Lender, Lender shall have the right to terminate this Agreement.

3. Conditions Precedent.

3.1 Conditions Precedent to Obligations of Lender.  The obligations of Lender under this Agreement are, at Lender's option, subject to the fulfillment of the following conditions:

3.1.1 Performance.  As of the Closing Date, Borrower and Guarantor shall have performed and complied with each and all of the covenants and conditions to be performed and complied with by Borrower and Guarantor prior to and at the Closing pursuant to the provisions of this Agreement, and, without limitation, the representations and warranties set forth in Section 2 hereof shall be true and accurate in all material respects on the Closing Date as if made as of the Closing Date.

3.1.2 Title.  On the Closing Date, the Title Company shall issue or commit to issue (a) to Lender, an endorsement to each Lender's Policy which adds no new exceptions to title and insures the Deed of Trust as a valid first lien on the Property, and an anti-merger of estates endorsement to each Lender's Policy (collectively, the "Lender Title Endorsements"), and (b) to Buyer, an owner's policy of title insurance with extended coverage in form and substance reasonably satisfactory to Buyer with respect to each Property (individually and collectively, "Buyer's Title Policy").

3.1.3 Physical Condition.  Prior to the Closing Date, but without limitation on the representations and warranties herein contained, Lender shall not have objected in writing to any matter revealed by Lender's investigation of the physical condition of the Property.  Provided there has been no material adverse change to the condition of the applicable Property since the date of the Lender's most recent inspections, Lender shall not have the right to object to the physical condition of any Property.

3.1.4 [Intentionally Omitted]

3.1.5 UCC Search.  Prior to the Closing Date, Lender shall have received a UCC search of the records of the Washington Secretary of State showing that there exists no security interests in the Personal Property or the Intangible Property other than the liens of Lender pursuant to the Loan Documents.

3.1.6 Organizational Documents.  On the Closing Date, Lender shall have true, correct and complete copies of the organizational documents for Borrower, certified by Borrower and Guarantor to be true, correct and complete.

3.2 Failure of Conditions Precedent.  If any of the conditions set forth in Section 3.1 hereof have not been satisfied by the date set forth therein for the satisfaction of such condition, and the condition has not been waived by Lender in writing, then Lender shall have the right, by written notice to Borrower and Guarantor, to terminate this Agreement and the obligations of the parties hereunder.   The termination shall not release any party from liability for any obligation that expressly survives such termination.  Except for obligations that survive termination, the sole and exclusive remedy of the parties for any breach of this Agreement or the failure of this Agreement to close in accordance with Section 4 shall be the termination of this Agreement.  No such termination of this Agreement shall affect or diminish in any way the rights and obligations of the parties under any Loan Document and each party shall be free to pursue its rights, remedies and defenses in accordance therewith.

4. Closing of Transaction.

4.1 Closing.  Subject to the terms and conditions hereof, the closing of the transactions contemplated by the Agreement (the "Closing") shall occur on the Closing Date.  The Closing shall occur on a mutually acceptable date or before February 18, 2011 (the "Closing Date"); provided, however, Lender and Buyer shall have the right to extend the Closing Date for up to an aggregate of five (5) business days upon written notice to Borrower and Guarantor.  Time is expressly of the essence with respect to the Closing Date and if the Closing has not occurred on or before the Closing Date, then this Agreement shall automatically terminate and be of no further force or effect unless extended in a writing signed by the parties no later than 5:00 p.m. Pacific standard time on the Closing Date (as the same may be extended by Lender as noted above), and except for those sections of this Agreement that expressly survive the termination of this Agreement.  The parties agree to execute such escrow instructions as Lender or the Title Company may reasonably require to carry out the Closing in accordance with this Agreement; provided, however, in the event of any conflict between the terms of this Agreement and the terms of such escrow instructions, the terms of this Agreement shall govern.

4.2 Monies to Borrower or Guarantor.  No monies, cash or amounts of any kind shall be received by or payable to Borrower or Guarantor at the Closing.

4.3 Delivery of Cash and Accounts.  On the Closing Date, Borrower shall deliver to Lender (a) checks, if any, received from the tenants in payment of all Rents accruing on and after the Closing Date, which checks shall be duly endorsed to Lender; and (b) a cashier's or certified check payable to Lender in the amount of (i) the amounts of all Rents accruing on and after the Closing Date for which Borrower has previously received and deposited or cashed checks from the tenants, plus (ii) all amounts remaining in the Accounts.

4.4 Casualty and Condemnation.  In the event of any fire, casualty or other destruction of any Real Property or any condemnation or threatened condemnation relating to any part of the Property prior to Closing, Lender shall have the option to either (a) terminate this Agreement or (b) continue with the Closing and receive the proceeds of any casualty insurance or condemnation award, as the case may be, in which case such proceeds actually received shall be applied as determined by Lender and Buyer.

4.5 [Intentionally Omitted]

4.6 Deliveries at Closing.

4.6.1 Each Borrower shall deliver, or cause to be delivered, to Lender and/or Buyer on or before the Closing Date:

(a) a grant deed in the form of Exhibit D attached hereto with respect to the applicable Borrower's Property (each, a "Deed" and, collectively, the "Deeds");

(b) a bill of sale and assignment in the form of Exhibit E attached hereto with respect to the applicable Borrower's Property;

(c) a release in the form of Exhibit F-1 attached hereto executed by Borrower and Guarantor;

(d) a dismissal of action, with prejudice, with respect to the Riverside County Litigation in the form of Exhibit G attached hereto, which Borrower expressly authorizes Lender to file with the Superior Court of the State of California, for the County of Riverside;

(e) an estoppel affidavit in the form of Exhibit H attached hereto with respect to the applicable Borrower's Property;

(f) a certification of non-foreign status in the form of Exhibit G-1 attached hereto and a California Franchise Tax Board Form 590 in the form of Exhibit G-2 attached hereto;

(g) [Intentionally Omitted]

(h) Deeds of Full Reconveyance with respect to the SCA Deeds of Trust, which shall be in form and substance satisfactory to Lender and the Title Company;

(i) such transfer declarations, disclosure statements, evidence of due formation and organization, evidence of due authorization, execution and delivery and other documentation that may be required by law or as may be reasonably required by Lender, the Title Company or Buyer;

(j) the Disclosure Materials, the original Contracts and a current Rent Roll certified by Borrower and Guarantor to be true, correct and complete as of the business day immediately preceding the Closing Date;

(k) to the extent available, (i) plans and specifications and drawings for the improvements on the Real Property, stamped by appropriate governmental agencies to show approval thereby, (ii) a complete set of all building plans and specifications and other construction documents, together with all assignment and/or authorization documents and letters as may be necessary or requested by Lender with regard to any architect or engineer's work, and (iii) any other documents or instruments evidencing or constituting Intangible Property;

(l) all keys for the Property, including the keys for any machinery, equipment or other Personal Property and any individual space and any office, storage or other facilities used in connection with the Property, which keys shall be properly tagged for identification;

(m) any entry cards or opening devices for any security gates or garages in the Property;

(n) all property stored for security purposes, if any, at a location other than the Property;

(o) any documentation necessary to give Lender or Buyer full control of the Accounts;;

(p) a notice to each tenant under a Lease in the form of Exhibit H attached hereto, executed by Borrower informing the tenant of the change of ownership;

(q) possession of all of the Property; and

(r) evidence that Borrower has terminated the management agreement referred to in Section 2.11 above, and certification from the manager that no amount is outstanding under such agreements;

4.6.2 As a condition precedent to the obligations of Borrower and Guarantor under this Agreement, Lender and Buyer shall deliver, or cause to be delivered, to Borrower and Guarantor:

(a) a release in the form of Exhibit F-2 attached hereto.

4.7 Reserve/Escrow Account.  Borrower acknowledges and agrees that any balance as of the Closing Date in any reserve or escrow account maintained by Lender or U.S. Bank in connection with any Loan shall be retained by Lender to be applied  by Lender in Lender's sole and absolute discretion.

4.8 Recording and Delivery of Deed.  Subject to the fulfillment of the terms and conditions set forth herein, the parties shall direct Title Company to immediately cause the Deeds to be recorded in the Official Records of Sacramento County and Riverside County, as applicable, and to deliver the Lender Title Endorsements to Lender and the Buyer Title Policies to Buyer concurrently therewith.

4.9 Closing Costs.  Buyer and/or Lender shall pay: (a) any documentary transfer tax with respect to the Deeds; (b) the cost of recording the Deeds; (c) any escrow fees or charges incurred in connection with this transaction; and (d) the cost of the Lender Title Endorsements and the Buyer Title Policies.  Notwithstanding the foregoing, in the event this Agreement is terminated by Lender by reason of Borrower's breach of Borrower's affirmative obligations in Sections 2.9, 2.10, 2.12 and 4.11 of under this Agreement, Borrower and Guarantor hereby agree, jointly and severally, shall reimburse Lender and Buyer promptly upon demand for all actual attorney's fees incurred by Lender in connection with the preparation and negotiation of this Agreement and performance hereunder.  The terms of this Section 4.9 shall survive the Closing or any termination of this Agreement.

4.10 [Intentionally Omitted]

4.11 Obligations of Lender to Third Parties.  Borrower acknowledges and agrees that acceptance by Lender or Buyer of title to the Property pursuant to the terms of this Agreement shall not create any obligations on the part of Lender or Buyer, or any of their respective successors and assigns, to third parties which may have claims, demands, or causes of action of any kind against Borrower or any portion of the Property.  Lender does not assume or agree to discharge any such claims, demands or causes of action which were made or arose prior to the Closing.  Moreover, Lender has not agreed, and will not agree, to assume or incur any liability or responsibility with respect to:  (a) any expenses or income or sales taxes incurred or accrued by Borrower or any receiver prior to the date of recording of the Deeds or the completion of any Foreclosure Action (as defined below), or (ii) except as expressly set forth in the Closing Documents, any other obligation or liability of Borrower.  Attached  to this Agreement as Schedule 2.7 is a list of current outstanding accounts payable in connection with the operation of the Property ("Accounts Payable").  Borrower represents and warrants to Lender that the Accounts Payable are valid expenses with respect to the operation of the Property and that such expenses were incurred in the ordinary course of business.  Borrower shall deliver to Lender copies of invoices and such other information as Lender may reasonably require to verify the Accounts Payable.  Subject to Lender's right to verify that the Accounts Payable are valid expenses with respect to the operation of the Property and that such expenses were incurred in the ordinary course of business with respect to the operation of the Property, subject to Lender's receipt of cash from the Property sufficient to pay such amounts, Lender will pay all Accounts Payable which have been verified by Lender promptly after Closing, but neither Lender nor Buyer expressly assumes any obligation with respect to any Account Payable.  The immediately preceding sentence notwithstanding, subject to Lender's receipt of cash from the Property sufficient to pay such amount, at Closing, Lender will pay to Premier Centers Management, Inc., accrued and unpaid management fees in the approximate amount of Fifty Thousand Dollars ($50,000.00).  Borrower may provide an update to Schedule 2.7 as of the Closing Date, which shall be subject to Lender's review and approval as noted above.

4.12 Standstill.  During the term of this Agreement, the parties agree not to take any further actions with respect to the Riverside County Litigation, the pending non-judicial foreclosures commenced by Lender with respect to the Deeds of Trust and the Receivership Actions (as hereinafter defined).  For the avoidance of doubt, the parties acknowledge and agree that the foregoing standstill is not intended to, and shall not, toll any time period with respect to the pending non-judicial foreclosures.

5. Covenant Not to Sue.

5.1 Covenant Not to Sue.

5.1.1 If and only if the Closing occurs, then, upon the Closing Date, Lender, for itself and for Buyer and their respective successors and assigns, shall be deemed to have covenanted and agreed, except as expressly set forth herein, not to bring, file or commence any action, suit, claim or cause of action against Borrower and/or Guarantor with respect to any obligation under the Loan Documents including any deficiency (with the exception of mandatory counter or cross-claims); provided, however, that the foregoing covenant and agreement shall in no event extend to the continuing liabilities and obligations of Borrower and Guarantor relating to, arising out of, or in connection with the breach of any representation, warranty, indemnity, covenant or agreement set forth in this Agreement or any of the documents or instruments delivered at Closing or to any indemnities in favor of Lender under the following Indemnity Agreements executed in favor of U.S. Bank, as predecessor in interest to Lender:  Indemnity

Agreement dated July 25, 2005 executed by Guarantor and LPS II; Indemnity Agreement dated August 29, 2005 executed by Guarantor and LPS; Indemnity Agreement dated July 24, 2007 executed by LIC, Guarantor and LPS; and Indemnity Agreement dated July 24, 2007 executed by Guarantor and LPPD, and (b) shall not preclude Lender from foreclosing the lien of the Deeds of Trust.

5.1.2 The foregoing covenant and agreement in Section 5.1.1 shall be void from its inception, if:

(a) Borrower and/or Guarantor shall take any act or make any claim of rescission of this Agreement or any of the Closing Documents; or

(b) a court of competent jurisdiction determines that (or any claim is made by Borrower, Guarantor or any third party, other than by Lender or Buyer in bankruptcy, that) the transfer of the Property to Buyer or the receipt of any funds by any party hereunder constitutes a preference or a fraudulent conveyance, or otherwise sets aside or holds ineffective such transfer of the Property or such funds.

5.1.3 The foregoing covenant and agreement in Section 5.1.1 notwithstanding:

(a)           In the event that any draw on that certain Irrevocable Standby Letter of Credit number SLCSSEA02576 in the face amount of Two Million Dollars ($2,000,000.00) issued by U.S. Bank for the benefit of Wachovia Bank, National Association as Master Servicer on behalf of Wells Fargo Bank, Minnesota, NA, as Trustee for the benefit of the Certificate Holders of Commercial Mortgage Pass-Through Certificates, Series WB/UBS 2005-C16 for the account of LIC (herein, the "Gilroy Letter of Credit"),, and neither LIC nor any other Borrower or Guarantor reimburses Lender for the amount of such draw within ninety (90) days after Lender's demand for reimbursement with respect thereto, then notwithstanding Section 5.1.1, Lender shall have the right to enforce the following documents to recover such amounts: (a) the obligations of Lakha Investment Co., LLC with respect to that certain Continuing Reimbursement Agreement for Standby Letters of Credit dated July 25, 2006 between Lakha Investment Co., LLC and U.S. Bank National Association, as predecessor in interest to Lender, and (b) the obligations of Amin S. Lakha under the following documents, each of which were executed by Amin S. Lakha in favor of U.S. Bank National Association, as predecessor in interest to Lender, as the same relate to the obligations of Lakha Investment Co., LLC with respect to the aforementioned Continuing Reimbursement Agreement for Standby Letters of Credit:  Continuing Guaranty dated February 26, 2003 (with Spousal Consent); Reaffirmation of Guaranty dated April 15, 2005; Continuing Guaranty dated November 21, 2005; Continuing Guaranty dated December 30, 2005; Continuing Guaranty dated June 8, 2006; Continuing Guaranty dated July 25, 2006; Continuing Guaranty dated July 24, 2007; and Second Amendment to Continuing Guaranty dated April 13, 2009.  Without limiting the generality of any provision of this Agreement, Borrower and Guarantor acknowledge that all rights of U.S. Bank under that certain Continuing Reimbursement Agreement for Standby Letters of Credit dated July 25, 2006 between U.S. Bank and LIC have been assigned to Lender; and

(b)           If Borrower and/or Guarantor files for protection under the U.S. Bankruptcy Code within twelve (12) months after Closing, and as a result thereof Lender or Buyer incurs any material liability or cost to respond or defend Lender, Buyer or the Property in connection with any such bankruptcy filing, Borrower and/or Guarantor shall indemnify Lender and Buyer for such liability or cost, and Lender and/or Buyer shall have the right to bring an action against Borrower and/or Guarantor to recover the same.

5.1.4   The foregoing covenants and agreements shall not defeat, limit or otherwise affect any right of Lender to commence or complete foreclosure proceedings under any Deed of Trust or any of the other Loan Documents.

5.1.5 Borrower and Guarantor acknowledge and agree that the obligations under each Note and the other Loan Documents remain in full force and effect, to enable Lender to foreclose each Deed of Trust if Lender elects to do so in Lender's sole and absolute discretion.

5.1.6 The provisions of this Section 5 shall survive Closing.

6. Bankruptcy.

6.1 Relief From Automatic Stay.  Each Borrower and Guarantor hereby acknowledges and agrees that, in consideration of the recitals and mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, in the event Borrower and/or Guarantor shall (a) file a petition for relief with any bankruptcy court or otherwise be the subject of any petition filed under the Bankruptcy Code, (b) be the subject of any order for relief issued under the Bankruptcy Code, (c) file or be the subject of any petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief for debts, (d) have sought or consented to or acquiesced in the appointment of any trustee, receiver, conservator or liquidator, (e) be the subject of any order, judgment or decree entered by any court of competent jurisdiction approving a petition filed against such party for any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency or relief for debts, then neither Borrower nor Guarantor shall raise any objection or defense of any kind or nature or otherwise prevent, hinder or delay (x) any attempt by Lender to obtain relief from any automatic stay imposed by Section 362 of the Bankruptcy Code, or otherwise, or (y) the exercise by Lender of any or all of the rights and remedies otherwise available to Lender, as provided in the applicable Loan Documents and/or this Agreement, and as otherwise provided by law.

6.2 Benefit to Borrower and Guarantor.  Borrower and Guarantor hereby acknowledge and agree that:  (i) this Agreement is of considerable benefit to Borrower and Guarantor; (ii) this Agreement allows Borrower and Guarantor to fully settle and resolve the obligations owed to Lender, subject to the terms contained in this Agreement; (iii) Borrower and Guarantor have received substantial legal and financial accommodations from Lender under this Agreement; (iv) the value of the Property is less than the debt that is secured by the Property; and (v) Lender is entering into this Agreement in reliance on representations of Borrower and Guarantor in this Agreement.  Borrower and Guarantor also hereby represent and warrant to

Lender and acknowledge and agree as follows:  (a) Borrower and Guarantor do not currently intend to file a bankruptcy petition and have no intention of seeking a non-consensual plan of reorganization in any bankruptcy forum; (b) any attempt to sell the Property or otherwise reorganize Borrower's financial affairs and to pay and perform Borrower's obligations to Lender would be fruitless and impracticable to achieve; (c) any filing by Borrower of a voluntary petition in bankruptcy or the exercise of like or similar rights by Borrower prior to satisfaction in full of the indebtedness to Lender under the Loan Documents would be inconsistent with and contrary to the intentions of the parties hereto and made only with the intention of hindering or delaying Lender in the enforcement of Lender's rights as a secured creditor; (d) Borrower cannot formulate or implement a successful plan of reorganization in any such proceeding (whether in bankruptcy or under a like proceeding) which would adequately and sufficiently protect the rights of Lender or enable Borrower to satisfy Borrower's obligations to Lender; (e) in light of the foregoing, any such filing would be made in bad faith, as such term is used by courts in construing the Bankruptcy Code, as to Lender and only with the intention to hinder or delay Lender from exercising its rights and remedies as to the obligations of Borrower to Lender (whether hereunder or otherwise) and the Property (and/or other collateral) securing such obligations; (f) in light of the foregoing, if any voluntary or involuntary proceeding in bankruptcy or under like laws granting relief to Borrower is filed by or against Borrower, Lender shall, in addition to any other rights or remedies set forth in this Section 6 or otherwise in this Agreement, have the right to seek and obtain immediate relief from any stay and to have the exclusivity period for the filing of any plan of reorganization terminated, and Borrower hereby waives any objection or opposition in any manner to the relief requested by Lender or the termination of any such exclusivity period in a bankruptcy proceeding; and (g) Borrower shall not solicit, assist or encourage any third party to file an involuntary bankruptcy petition against Borrower.  Lender is relying on, among other things, the representations, warranties and covenants contained in this Section 6.2 in entering into this Agreement.

7. Consent to Foreclosure.

7.1 General.  Without in any way limiting the terms and provisions of Section 5.1 hereof, subject to the provisions of Section 4.12 hereof, Borrower and Guarantor acknowledge and agree that Lender has commenced Foreclosure Actions in connection with the Loans and the Property and that, at any time, if Lender, in Lender's sole and absolute discretion, determines that it is in Lender's best interest to do so, Lender shall be entitled under this Agreement, without any prior notice whatsoever to Borrower, to (a) prosecute through completion, in Lender's sole discretion, a judicial or non-judicial foreclosure action or public sale under applicable law pursuant to the applicable Deed of Trust (each, a "Foreclosure Action") and to have the Property sold in one or more foreclosure or public sales (as the case may be), and (b) obtain any judicial order confirming or approving any such sale(s).  In connection with any Foreclosure Action, if requested by Lender, Borrower shall, as applicable (which applicability shall be determined by Lender in Lender's sole discretion):  (i) accept service of process from Lender of a summons and complaint and/or notice of hearing or public sale; and (ii) execute and deliver to Lender any one or more of the following:  (A) a notice and acknowledgement of receipt of summons and complaint and/or notice of hearing or public sale, (B) a waiver of right to notice and hearing and/or public sale, (C) a consent decree of foreclosure, (D) any acknowledgment that the sale(s) were commercially reasonable dispositions of the Property after sale(s) and waiving any rights in opposition thereto that might otherwise exist, (E) a consent order authorizing foreclosure, and (F) any other document, instrument, pleading, notice or writing Lender may deem necessary to prosecute to completion and/or effectuate any Foreclosure Action or the purpose and intent of this Agreement (collectively, the "Consensual Foreclosure Materials").  Borrower shall raise no objection or defense and shall take no action to hinder, delay or otherwise interfere with (including, without limitation, the commencement of any action for injunctive relief), object to or appeal any Foreclosure Action or any sale(s) of the Property or Lender's prosecution of any Foreclosure Action, the entry of any judgment or the confirmation of any sale(s) of any of the Property.  With respect to any such Foreclosure Action, Borrower agrees to cooperate in the submission, preparation or execution of any documents reasonably necessary or reasonably required for the expeditious prosecution of such Foreclosure Action as reasonably determined by the Lender.  The covenant contained in this Section 7.1 shall survive the Closing, provided that the Covenant Not to Sue given by Lender in Section 5.1 of this Agreement remains in force.

7.2 Receivership.  Promptly after the Effective Date, Lender and Borrower shall cause the hearings in the Receivership Action in Sacramento County, which is currently scheduled for January 31, 2010 to be continued to the next available hearing date that is no sooner than thirty (30) days after the current hearing date.  Promptly after the Closing, Lender shall dismiss the Receivership Actions.

7.3 Kirkland Deed of Trust.  Promptly after Lender's receipt of evidence satisfactory to Lender that the Gilroy Letter of Credit has been terminated and no draws have been made on the Gilroy Letter of Credit, Lender shall deliver to Borrower a deed of reconveyance or instrument of release with respect to that certain Deed of Trust dated April 13, 2009 executed by Lakha Properties - Kirkland, LLC, a Washington limited liability company, which was recorded on April 16, 2009 as Instrument No.  20090416000282, with the official records of King County, Washington.

7.4 Riverside County Litigation.  If Closing does not occur before the date on which responsive pleadings must be filed by the defendants in the Riverside County Litigation, Borrower and Guarantor shall cause their legal counsel to provide such extensions as defendants' counsel may require so that defendants may file such responsive pleadings after the regular filing deadline if Closing does not occur.  Without limiting the foregoing, it is the parties intention that the Riverside County Litigation shall be stayed so long as this Agreement is in effect.

7.5 Judicial Reference Agreements.  The parties hereto acknowledge and agree the provisions of the following agreements shall not apply to any dispute with respect to this Agreement, nor shall any such dispute be subject to such agreements:  California Judicial Reference Agreement dated as of July 24, 2007 between LPS and U.S. Bank; California Judicial Reference Agreement dated as of July 24, 2007 between LPS II and U.S. Bank; and California Judicial Reference Agreement dated as of July 24, 2007 between LPPD and U.S. Bank.

8. Acknowledgments.  Borrower and Guarantor each acknowledge and agree that the Loan Documents are in full force and effect and are the valid and legally binding obligations of the Borrower, and Guarantor, as applicable, free from all legal and equitable defenses, offsets and counterclaims.  Borrower and Guarantor each hereby ratify and confirm their respective liabilities, obligations and agreements under all of the Loan Documents, except as may be specifically and expressly modified by this Agreement, and the liens and security interests created thereby, and acknowledge that (a) Borrower is in default of its liabilities and obligations under the Loan Documents and that neither Borrower nor Guarantor have any defenses, claims, counterclaims or set-offs of any kind or nature whatsoever to the enforcement by Lender of the liabilities, obligations and agreements contained in the Loan Documents, and each hereby forever waive any right to assert any such defense, claim, counterclaims, or setoff, (b) Lender has fully performed all obligations to Borrower and/or the Guarantor that Lender may have had or has on and as of the Effective Date, and (c) Lender does not waive, diminish or limit any term or condition contained in any of the Loan Documents, except as specifically and expressly set forth in this Agreement.

9. Notices.  All notices and communications to any party hereunder shall be in writing and shall be deemed properly given if delivered personally or sent by Federal Express or similar generally recognized overnight carrier regularly providing proof of delivery to the following addresses or at such other address as such party may specify from time to time by notice to the other parties:

To Buyer or Lender:	ROIC CA Notes, LLC c/o Retail Opportunity Investments Corp. 3 Manhattanville Road, 2nd Floor Purchase, New York 10577 Attention: Chief Financial Officer

With a copy to:	Allen Matkins Leck Gamble Mallory & Natsis LLP Three Embarcadero Center, 12th Floor San Francisco, California 94111-4074 Attention: Stephen P. Lieske, Esq.

To Borrower or Guarantor:
Lakha Investment Co., L.L.C.
Lakha Properties-Sacramento II, LLC
Lakha Properties-Sacramento, LLC
Lakha Properties-Palm Desert, LLC
Amin S. Lakha
c/o Lakha Investment Company
500 108th Avenue N.E., Suite 2050
Bellevue, WA 98004
Attention: Amin S. Lakha

For the avoidance of doubt, one notice addressed to each of the aforementioned Borrower and Guarantor parties shall be sufficient with respect to any notice to be sent to Borrower and Guarantor.

With a copy to:	Best Best & Krieger 3750 University Avenue Riverside, CA 92502 Attention: Jerry R. Dagrella, Esq.

Any notice so given by overnight courier shall be deemed to have been given as of the date of delivery (whether accepted or refused) established by the overnight carrier's proof of delivery.  Any such notice not so given shall be deemed given upon receipt of the same by the party to whom the same is to be given.

10. Miscellaneous.

10.1 Entire Agreement.  This Agreement and the Closing Documents supersede any prior agreement, oral or written, and contain the entire agreement among Lender, Buyer and Borrower with respect to the subject matter hereof.  No subsequent agreement, representation or promise made by or to any party hereto shall be of any effect unless made in writing by the party to be bound thereby.  Any amendment to this Agreement shall be in writing signed by all parties hereto.  Neither this Agreement nor any of the documents and instruments delivered at Closing shall create any rights in any third party (other than Buyer) and may be amended by the parties hereto as set forth herein without liability to any third party.

10.2 Further Assurances.  Borrower and Guarantor shall, whenever and as often as it shall be requested to do so by Lender or Buyer, cause to be executed, acknowledged or delivered any and all such further instruments and documents as may be necessary or proper, in the reasonable opinion of Lender or Buyer, in order to carry out the intent and purpose of this Agreement.

10.3 Construction.  This Agreement and the Closing Documents shall be construed as a whole and in accordance with their fair meaning.  Captions and organizations are for convenience only and shall not be used in interpreting this Agreement or the Closing Documents.  Whenever the words "including", "include" or "includes" are used in this Agreement or the Closing Documents, they shall be interpreted in a non-exclusive manner as though the words "without limitation" immediately followed the same.  Masculine, feminine, or neuter gender and the singular and the plural number, shall each be considered to include the other whenever the context so requires.  If any party consists of more than one person, each such person shall be jointly and severally liable.

10.4 No Waiver.  The waiver by any party of the performance of any covenant, condition or promise shall not invalidate this Agreement, nor shall it be construed a waiver by any other party or of any other covenant, condition or promise.  The waiver by any party of the time for performing any act shall not be considered a waiver of the time for performing any other act or an identical act required to be performed at a later time.  No waiver shall be enforceable against any party unless signed by such party in writing.

10.5 Governing Law.  This Agreement and the Closing Documents shall be construed in accordance with and governed by the laws of the State of California (without taking into account conflicts of law).

10.6 Counterparts.  This Agreement and the Closing Documents may be executed in any number of counterparts so long as each signatory hereto or thereto executes at least one such counterpart.  Each such counterpart shall constitute one original but all such counterparts taken together shall constitute one and the same instrument.

10.7 Controversy.  In the event of any controversy, claim or dispute between the parties hereto affecting or relating to the purposes or subject matter of this Agreement or the documents and instruments executed and delivered at Closing, the prevailing party or parties shall be entitled to recover from the nonprevailing party or parties all of the prevailing party's expenses, including, but not by way of limitation, attorneys' fees (including the value of in-house counsel services).

10.8 No Merger, etc.  It is the intent of Lender, Buyer and Borrower that (a) the interests of Borrower conveyed to Buyer hereunder and the interests of Lender existing under each Deed of Trust shall not merge upon or after Closing, (b) each Deed of Trust and the applicable Note shall continue in full force and effect and such Deed of Trust shall remain as a first priority lien against the applicable Real Property notwithstanding the transfer of the Real Property to Buyer and Lender's covenant not to sue Borrower pursuant to Section 5.1 hereof, and (c) Lender shall retain the right to foreclose upon the Real Property, whether judicially or non-judicially pursuant to its power of sale under such Deed of Trust, after the Closing but agrees not to seek a judgment for deficiency against Borrower or its constituent members.

10.9 Absolute Conveyance.  Borrower acknowledges and agrees that (a) the conveyance to Lender or Buyer of the Property, according to the terms of this Agreement, is given voluntarily and is an absolute conveyance of all of Borrower's right, title and interest in and to the Property in fact as well as form and is not intended as a mortgage, trust conveyance, deed of trust or security instrument of any kind; and (b) the consideration for such conveyance is exactly as recited herein and Borrower has no further interest or claim of any kind (including but not limited to homestead rights and rights of redemption) in or to any portion of the Property, or to the proceeds and profits which may be derived thereof, whether sold for more or less than the outstanding indebtedness due under the Loan Documents.

10.10 Indemnification.  Following the Closing, Borrower and Guarantor shall indemnify, defend, protect, and hold harmless Lender, Buyer, and their respective partners, officers, shareholders, directors, managers, members, agents, servants, contractors, employees, parents, affiliated and subsidiary corporations, partnerships and limited liability companies and predecessors-in-interest (collectively the "Lender Released Parties"), and each of them, from and against any and all claims arising directly or indirectly from (a) any material breach in any representation or warranty made by Borrower in this Agreement or any of the Closing Documents, (b) the failure of Borrower to observe or perform any material agreement, covenant or provision of this Agreement or the Closing Documents, (c) any material breach of or default by Borrower under any Contract, Lease or Permissible Exception, (d) any acts or events by or caused by Borrower or Borrower's agents, or of which Borrower or Borrower's agents have knowledge, with respect to the Property, which occur on or prior to the Closing Date, or (e) any claim by any direct or indirect owner of Borrower in connection with the Property, the Loan, the Loan Documents, this Agreement or the documents and instruments executed and delivered at Closing.  The obligations of Borrower and Guarantor under this Section 10.10 shall survive Closing.

10.11 References.  References in this Agreement to paragraphs or exhibits shall refer to paragraphs and exhibits to this Agreement unless the context requires otherwise.  All exhibits are hereby incorporated into this Agreement in their entirety by this reference.

10.12 Confidentiality.  The parties hereto shall keep the terms of this Agreement strictly confidential and shall not disclose or permit their employees or agents to disclose the terms of this Agreement: (a) except for reasonably necessary disclosures to a party's attorneys, accountants and representatives, and (b) except as required by applicable law including, without limitation, securities laws applicable to Lender, Buyer and their affiliates.  The foregoing shall not prohibit Lender, Buyer and their affiliates from (a) distributing press releases regarding the acquisition of the Property, and (b) informing U.S. Bank of this Agreement.

10.13 Time of the Essence.  Time is of the essence of this Agreement.

10.14 Severability.  If any term or provision of this Agreement or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each such term and provision of this Agreement shall be valid and be enforced to the fullest extent permitted by law.

10.15 Effect on Loan Documents.  Neither the provisions of, nor any performance under, this Agreement shall amend, modify, supplement, extend, delay, renew, terminate, waive, release or otherwise limit or prejudice Lender's rights and remedies or Borrower's obligations under the Loan Documents (including Lender's right to receive full payment as well as late charges, delinquent interest and all other charges provided for in the Loan Documents), subject, however, to Section 5.1 and Exhibit F-2, if, and only if, the Closing occurs.

10.16 Not an "Action".  Borrower acknowledges that neither this Agreement, nor any remedy or other action taken pursuant to this Agreement, shall constitute an "action", violate the "one-form of action rule," the "security-first rule", or otherwise give rise to any application of California one-action or anti-deficiency rules which apply to notes secured by real property, and Borrower waives its rights under Sections 580a, 580b, 580c, 580d, 725a, 726, 728, 729.010, 729.060 and 729.070 of the California Code of Civil Procedure in connection with this Agreement and all payments to be made by Borrower hereunder.

10.17 Survival.  All warranties, representations, covenants, obligations and agreements contained in this Agreement shall survive the Closing hereunder for a period of two (2) years.  All warranties and representations shall be effective regardless of any investigation made or which could have been made.

10.18 Waiver of Trial by Jury.  To the maximum extent permitted by law, the parties hereby irrevocably waive their respective rights to a jury trial of any claim or cause of action based upon or arising out of this Agreement or the Loan Documents.  This waiver shall apply to any subsequent amendments, renewals, supplements or modifications to this Agreement.  In the event of litigation, this Agreement may be filed as a written consent to a trial by the Court.

10.19 Relationship.  This Agreement is not intended, and shall not be construed to create a joint venture, partnership or agency relationship between Lender and Borrower.

10.20 Mortgagee in Possession.  Borrower agrees that Lender is not a mortgagee-in-possession and that this Agreement does not create any obligation on the part of Lender to manage or operate the Property or give Lender any control over the Property until after the Closing Date.

10.21 ORAL AGREEMENTS.  PLEASE BE ADVISED THAT ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

10.22 Settlement Agreement.  If this Agreement is terminated for any reason, and there is ever any subsequent judicial or similar proceeding with respect to the Loans or any of the Loan Documents, including, without limitation, the Riverside County Litigation, the Receivership Actions, any foreclosure on the Property, or any bankruptcy filing by a party, none of Lender nor Borrower nor Guarantor may present in such proceeding as evidence this Agreement or any evidence resulting from conduct by any of such parties (verbal or nonverbal, or express or implied) in connection with the communications relating to this Agreement.  The foregoing sentence is intended to be broader than the restrictions on admissibility contained in Section 1152 of the California Evidence Code and Rule 408 of the Federal Rules of Evidence.  The foregoing shall not, however, apply to any judicial or similar proceeding relating to a dispute with respect to this Agreement.

[End of Text; Signatures on Next Page]

IN WITNESS WHEREOF, the parties hereto have caused this Conveyance in Lieu of Foreclosure Agreement to be executed as of the Effective Date first above written.

LENDER:

ROIC CA NOTES LLC, a Delaware limited liability company

By:	/s/ John Roche
Name: John Roche Title: Chief Financial Officer

[Signatures Continue on Next Page]

BORROWER:

LAKHA INVESTMENT CO., L.L.C., a Washington limited liability company

By:	/s/ Amin S. Lakha
Amin S. Lakha, Manager

LAKHA PROPERTIES-SACRAMENTO II, LLC a Washington limited liability company

By:	/s/ Amin S. Lakha
Amin S. Lakha, Manager

LAKHA PROPERTIES-SACRAMENTO, LLC, a Washington limited liability company

By:	/s/ Amin S. Lakha
Amin S. Lakha, Manager

LAKHA PROPERTIES-PALM DESERT, LLC, a Washington limited liability company

By:	/s/ Amin S. Lakha
Amin S. Lakha, Manager

GUARANTOR:

/s/ Amin S. Lakha
Amin S. Lakha, an individual

EXHIBIT A

LEGAL DESCRIPTIONS OF THE LAND

[To be Attached]

EXHIBIT A

EXHIBIT A-1

LEGAL DESCRIPTION OF LPS LAND

PARCEL A:

PARCELS 1, 2, 5, 8, 9 AND 10, AS SHOWN ON THE MAP FILED FOR RECORD ON OCTOBER 13, 1982 IN BOOK 73 OF PARCEL MAPS, PAGE 11, OFFICIAL RECORDS OF SACRAMENTO COUNTY; SUBJECT TO BOUNDARY LINE ADJUSTMENT RECORDED NOVEMBER 25, 2003 IN BOOK 20031125, PAGE 1070, O.R.

PARCEL B:

PARCELS 3 AND 4, AS SHOWN ON THE MAP FILED FOR RECORD ON OCTOBER 13, 1982 IN BOOK 73 OF PARCEL MAPS, PAGE 11, OFFICIAL RECORDS OF SACRAMENTO COUNTY; ALSO DESCRIBED AS PARCEL ONE OF CERTIFICATE OF COMPLIANCE RECORDED JULY 13, 1988 IN BOOK 880713, PAGE 890, OFFICIAL RECORDS.

PARCEL C:

PARCELS 6, 7 AND 11, AS SHOWN ON THE MAP FILED FOR RECORD ON OCTOBER 13, 1982 IN BOOK 73 OF PARCEL MAPS, PAGE 11, OFFICIAL RECORDS OF SACRAMENTO COUNTY; ALSO DESCRIBED AS PARCEL TWO OF CERTIFICATE OF COMPLIANCE RECORDED JULY 13, 1988 IN BOOK 880713, PAGE 890, OFFICIAL RECORDS; SUBJECT TO BOUNDARY LINE ADJUSTMENT RECORDED NOVEMBER 25, 2003 IN BOOK 20031125, PAGE 1070, O.R.

EXHIBIT A-1

EXHIBIT A-2

LEGAL DESCRIPTION OF LPS II LAND

The land referred to herein is situated in the State of California, County of Sacramento, Unincorporated Area, described as follows:

PARCEL NO. 1:

ALL THAT PORTION OF SECTION 16, TOWNSHIP 9 NORTH, RANGE 7 EAST, M.D.M., SITUATED IN THE COUNTY OF SACRAMENTO, STATE OF CALIFORNIA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A 1/2 INCH STEEL BAR WITH WASHER STAMPED "SAC. CO. R/W MNT" SET FLUSH WITH THE ROAD SURFACE OF THE INTERSECTION OF THE NORTHERLY BOUNDARY OF THAT CERTAIN COUNTY ROAD COMMONLY KNOWN AS FOLSOM BLVD, WITH THE EASTERLY BOUNDARY OF THAT CERTAIN COUNTY ROAD AND COMMONLY KNOWN AS HAZEL AVENUE; THENCE ALONG THE SOUTHEASTERLY BOUNDARY OF U.S. ROUTE 50 AS SHOWN ON THAT CERTAIN STATE OF CALIFORNIA RIGHT-OF-WAY MAP (SAC-50-16,0 A-5924-050.1) NORTH 25°47'10" WEST 347.50 FEET; THENCE ALONG A CURVE TO THE RIGHT WITH A RADIUS OF 300.00 FEET, THE CHORD OF WHICH BEARS NORTH 24°44'02" EAST 364.26 FEET; THENCE NORTH 62°06'60" EAST 67.78 FEET; THENCE LEAVING SAID SOUTHEASTERLY BOUNDARY OF U.S. ROUTE 50, SOUTH 24°43'10" EAST 293.41 FEET; THENCE NORTH 63°55'20" EAST 135.00 FEET; THENCE SOUTH 24°43'10" EAST 292.00 FEET; THENCE SOUTH 63°55'20" WEST 458.80 FEET; THENCE NORTH 25°47'10" WEST 5.75 FEET TO A BRASS TAG SET IN CONCRETE STAMPED LS2217"; THENCE SOUTH 63°55'20"; THENCE WEST 16.30 FEET TO THE POINT OF BEGINNING.

APN: 069-0050-006-0000.

PARCEL NO. 2:

ALL THAT PORTION OF SECTION 16, TOWNSHIP 9 NORTH, RANGE 7 EAST, M.D.M. SITUATED IN THE COUNTY OF SACRAMENTO, STATE OF CALIFORNIA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE MOST NORTHERLY CORNER OF THAT PARTICULAR 100.00 ACRE TRACT OF LAND DESCRIBED IN THE DEED FROM NATOMAS COMPANY OF CALIFORNIA, A CALIFORNIA CORPORATION DATED NOVEMBER 29, 1920, RECORDED JANUARY 6, 1921, IN BOOK 551 OF DEEDS, PAGE 168 SAID POINT OF BEGINNING ALSO BEING THE NORTHEAST CORNER OF PARCEL B OF THAT PARTICULAR PARCEL MAP FILED IN BOOK 68 OF PARCEL MAPS AT PAGE 31, SACRAMENTO COUNTY RECORDS; THENCE FROM SAID POINT OF BEGINNING ALONG THE NORTH LINE OF SAID 10.00 ACRE TRACT AND SAID PARCEL B SOUTH 64°49'00" WEST 70.03 FEET; THENCE SOUTH 51°21'30" WEST 377.20 FEET; THENCE SOUTH 46°40'00" WEST 30.00 FEET; THENCE LEAVING SAID NORTH LINE NORTH

EXHIBIT A-2

24°19'30" WEST 143.60 FEET TO A POINT THE NORTH LINE OF THE HEREIN DESCRIBED REAL PROPERTY AND OF THAT PARTICULAR DIRECTORS DEED FILED IN BOOK 8206-15 AT PAGE 326 FROM WHICH THE POINT OF BEGINNING OF SAID DIRECTORS DEED BEARS ALONG LAST SAID NORTH LINE SOUTH 53°38'30" WEST 207.31 FEET; THENCE ALONG THE NORTH LINE OF LAST SAID DEED NORTH 53°38'30" EAST 474.29 FEET TO THE WESTERNMOST CORNER OF THAT PARTICULAR DEED FILED IN BOOK 8410-25 AT PAGE 391, OFFICIAL RECORDS; THENCE ALONG THE WEST LINE OF LAST SAID DEED SOUTH 24°19'30" EAST 126.09 FEET TO THE MOST WESTERLY CORNER OF PARCEL A AS SAID PARCEL IS SHOWN IN BOOK 23 OF PARCEL MAPS, AT PAGE 19; THENCE ALONG THE WEST LINE OF SAID PARCEL "A" SOUTH 24°19'30" EAST 10.30 FEET TO THE POINT OF BEGINNING.

AND MORE PARTICULARLY DESCRIBED AS PARCEL 1 IN THAT CERTAIN CERTIFICATE OF COMPLIANCE (LOT LINE ADJUSTMENT) RECORDED JUNE 29, 1988 IN BOOK 8806-29, PAGE 1655, OFFICIAL RECORDS.

APN 068-0050-12-0000

PARCEL NO. 3:

ALL THAT PORTION OF "RANCHO RIO DE LOS AMERICANOS", THE OFFICIAL PLAT OF WHICH IS RECORDED IN THE OFFICE OF THE RECORDER OF SAID COUNTY IN BOOK 1 OF MAPS, MAP NO. 2, DESCRIBED AS FOLLOWS:

BEGINNING AT THE MOST WESTERLY CORNER OF PARCEL A, AS SAID PARCEL IS SHOWN ON THAT CERTAIN PARCEL MAP ENTITLED "A PORTION OF PROJECTED SECTION 16, T, 9N., R 7E., M.D.B.&M., BEING IN RANCHO RIO DE LOS AMERICANOS", RECORDED IN THE OFFICE OF SAID RECORDER IN BOOK 23 OF PARCEL MAPS, AT PAGE 19; THENCE FROM SAID POINT OF BEGINNING NORTH 24°46'42" WEST 127.22 FEET TO A POINT LOCATED ON THE SOUTHERLY RIGHT-OF-WAY LINE OF STATE OF CALIFORNIA FREEWAY 50; THENCE ALONG SAID RIGHT-OF-WAY LINE NORTH 53°13'46" EAST 269.77 FEET AND NORTH 61°38'25" EAST 147.16 FEET; THENCE LEAVING SAID RIGHT-OF-WAY LINE SOUTH 24°44'14° EAST 191.86 FEET TO A POINT LOCATED ON THE SOUTHERLY LINE OF THE AMERICAN RIVER CANAL RIGHT-OF-WAY; THENCE ALONG SAID RIGHT-OF-WAY LINE SOUTH 63°41'16" WEST 79.30 FEET TO THE MOST NORTHERLY CORNER OF PARCEL B, AS SAID PARCEL IS SHOWN ON SAID PARCEL MAP; THENCE CONTINUING ALONG SAID SOUTHERLY CANAL RIGHT-OF-WAY LINE AND THE NORTHERLY BOUNDARY OF SAID PARCEL MAP SOUTH 63°41'16" WEST 155.15 FEET AND SOUTH 67°03'52" WEST 176.34 FEET TO THE POINT OF BEGINNING, ALSO SHOWN AS PARCEL NO. 1 ON LOT LINE ADJUSTMENT RECORDED OCTOBER 25, 1984, IN BOOK 8410-28, PAGE 0386, OFFICIAL RECORDS.

APN: 069-0060-085-0000

PARCEL NO. 4:

EXHIBIT A-2

ALL THAT PORTION OF SECTION 16, TOWNSHIP 9 NORTH, RANGE 7 EAST, M.D.M., SITUATED IN THE COUNTY OF SACRAMENTO, STATE OF CALIFORNIA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT FROM WHICH A ONE-HALF INCH STEEL BAR WITH WASHER STAMPED "SAC.CO.R/W MNT" AT THE INTERSECTION OF THE NORTHERLY BOUNDARY OF THAT CERTAIN COUNTY ROAD COMMONLY KNOWN AS FOLSOM BOULEVARD WITH THE EASTERLY BOUNDARY OF THAT CERTAIN COUNTY ROAD COMMONLY KNOWN AS HAZEL AVENUE BEARS THE FOLLOWING:

TO THE LEFT ALONG THE ARC OF A 300.00 FOOT RADIUS CURVE BEING CONCAVE SOUTHEASTERLY, AND BEING SUBTENDED BY A CHORD BEARING SOUTH 25°07'44" WEST 364.26 FEET AND SOUTH 25°23'30" EAST 347.50 FEET; THENCE FROM SAID POINT OF BEGINNING AT THE WEST CORNER OF THAT PARTICULAR DIRECTORS DEED FILED IN BOOK 820615 OF OFFICIAL RECORDS AT PAGE 326 ALONG THE NORTH LINE OF LAST SAID DEED NORTH 53°38'30" EAST 207.31 FEET; THENCE LEAVING SAID NORTH LINE SOUTH 24°19'30" EAST 143.60 FEET TO THE NORTHWEST CORNER OF PARCEL B OF THAT PARTICULAR PARCEL MAP FILED IN BOOK 68 OF PARCEL MAPS AT PAGE 31; THENCE ALONG THE WEST LINE OF SAID PARCEL MAP SOUTH 24°19'30" EAST 186.38 FEET; THENCE LEAVING SAID WEST LINE SOUTH 64°19'00" WEST 135.00 FEET; THENCE ALONG A LINE BEING PARALLEL TO SAID WEST LINE NORTH 24°19'30" WEST 293.71 FEET TO THE SOUTH LINE OF THAT PARTICULAR DIRECTORS DEED FILED IN BOOK 8206-15 AT PAGE 326; THENCE ALONG SAID SOUTH LINE SOUTH 62°30'30" WEST 67.78 FEET TO THE POINT OF BEGINNING AND MORE PARTICULARLY DESCRIBED AS PARCEL 2 IN THAT CERTAIN CERTIFICATE OF COMPLIANCE (LOT LINE ADJUSTMENT) RECORDED JUNE 29, 1988 IN BOOK 8806-29 AT PAGE 1655, OFFICIAL RECORDS.

APN: 069-0050-011-0000

PARCEL NO. 5:

RECIPROCAL EASEMENTS FOR INGRESS, EGRESS, PEDESTRIAN PASSAGE AND VEHICLE MANEUVERING/AND PARKING OVER THE PAVED AND PARKING AREAS NOW OR HEREAFTER LOCATED ON SAID LAND AS CREATED BY RECIPROCAL EASEMENT AGREEMENT BY AND BETWEEN RUSSELL G. KNAUER AND MARJORIE C. KNAUER, HUSBAND AND WIFE AND MARLON R. GINNEY AND DOLORES J. GINNEY, HUSBAND AND WIFE DATED JANUARY 23, 1987 AND BEING RECORDED ON FEBRUARY 3, 1937, SERIAL NO. 31110.

EXCEPTING THEREFROM EASEMENTS RIGHTS LOCATED WITHIN PARCELS 1, 2 AND 3 ABOVE DESCRIBED.

PARCEL NO. 6:

PARCEL A AS SHOWN ON THE PARCEL MAP "PORTION OF SECTION 16, T. 9N., R. 7E, M.D.B. & M. IN RANCHO RIO DE LOS AMERICANOS", FILED IN THE OFFICE OF THE

EXHIBIT A-2

RECORDER OF SACRAMENTO COUNTY, CALIFORNIA ON JANUARY 4, 1982, IN BOOK 68 OF PARCEL MAPS, MAP NO. 31.

APN 069-0050-009-0000

EXHIBIT A-2

EXHIBIT A-3

LEGAL DESCRIPTION OF LPPD LAND

PARCEL 1

PARCEL A, AS SHOWN ON EXHIBIT "B" ATTACHED TO CERTIFICATE OF COMPLIANCE (WAIVER OF PARCEL MAP PMW 07-10) RECORDED JUNE 1,2007 AS INSTRUMENT NO. 20070364238 OF OFFICIAL RECORDS OF RIVERSIDE COUNTY, CALIFORNIA AND DESCRIBED AS FOLLOWS:

That certain parcel of land situated in the City of Palm Desert, County of Riverside, State of California, being portions of Parcels 1, 5 and 7 as shown on Parcel Map No. 27400 filed in Book 183, Pages 38 through 42, of Parcel Maps, in the Office of the County Recorder, of said County of Riverside, more particularly described as a whole as follows:

BEGINNING at the southeasterly corner of said Parcel 7, said point being the common corner between Parcels 7, 12 and 13 of said Parcel Map No. 27400:

thence along the southerly line of said Parcels 1 and 7 through the following three courses:

South 89°45'08" West 233.1 1 feet;

thence North 00°14'52" West 57.03 feet;

thence South 89°45'08" West 158.43 feet;

thence leaving the southerly line of said Parcel 1 North 01°11'41" East 198.86 feet to a point on the southerly line of said Parcel 7, said point being distant thereon South 88°47'48" East 17.22 feet from the southeast corner of said Parcel 5;

thence North 01°11'10" East 259.73 feet;

thence North 88°48'16" West 18.42 feet;

thence North 01°11'44" East 87.42 feet to a point on the northerly line of said Parcel 5, said point being distant thereon North 88°47'48" West 1.29 feet from the northeast corner of said Parcel 5,

thence continuing North 01°11'44" East 177.88 feet to a point on a non-tangent curve concave southerly and having a radius of 475.00 feet, a radial line of said curve from said point bears South 09°00'09" East, said point being on the southerly right-of-way line of Market Place as shown on said Parcel Map No. 27400;

thence along said right of way line through the following two courses:

along said curve easterly 84.61 feet through a central angle of 10°12'21";

EXHIBIT A-3

thence tangent from said curve South 88°47'48" East 236.49 feet to the northeasterly corner of said Parcel 7;

thence leaving said right of way line along the easterly line of said Parcel 7 through the following nine courses:

South 01°12'12" West 163.41 feet;

thence North 88°47'48" West 69.81 feet;

thence South 01°1 2'12" West 322.00 feet;

thence South 88°47'48" East 120.33 feet

thence South 01°12'12" West 56.67 feet;

thence South 88°47'48" East 250.15 feet;

thence South 01°12'12" West 45.72 feet;

thence North 88°47.48" West 209.90 feet;

thence South 01°12'12' West 190.71 feet to the POINT OF BEGINNING.

PARCEL 2

PARCEL B AS SHOWN ON EXHIBIT "B" ATTACHED TO CERTIFICATE OF COMPLIANCE (WAIVER OF PARCEL MAP PMW 07-10) RECORDED JUNE 1, 2007 AS INSTRUMENT NO. 20070364238 OF OFFICIAL RECORDS OF RIVERSIDE COUNTY, CALIFORNIA AND DESCRIBED AS FOLLOWS:

That certain parcel of land situated in the City of Palm Desert, County of Riverside, State of California, being portions of Parcels 1, 5, 6 and 7 as shown on Parcel Map No. 27400 filed in Book 183, Pages 38 through 42, of Parcel Maps, in the Office of the County Recorder, of said County of Riverside, more particularly described as a whole as follows:

BEGINNING at the northwest corner of Parcel 15 of said Parcel Map No. 27400;

thence along the northerly line of said Parcel 15 North 89°45'08" East 12.70 feet to a point distant thereon South 89°45'08" West 158.43 feet from the northeast corner of said Parcel 15;

thence leaving the northerly line of said Parcel 15 North 01°11'41" East 198.86 feet to a point on the southerly line of said Parcel 7, said point being distant thereon South 88°47'48" East 17.22 feet from the southeast corner of said Parcel 5;

thence North 01°11'10" East 259.73 feet;

thence North 88°48'16" West 18.42 feet;

EXHIBIT A-3

thence North 01°11'44" East 87.42 feet to a point on the northerly line of said Parcel 5, said point being distant thereon North 88°47'48" West 1.29 feet from the northeast corner of said Parcel 5;

thence continuing North 01°11'44" East 177.88 feet to a point on a non-tangent curve concave southerly and having a radius of 475.00 feet, a radial line of said curve from said point bears South 09°00'09" East, said point being on the southerly right-of-way line of Market Place as shown on said Parcel Map No. 27400;

thence along said right of way line through the following two courses:

along said curve westerly 78.43 feet through a central angle of 09°27'39";

thence tangent from said curve South 71°32'13" West 75.65 feet to a point of cusp with a curve concave southwesterly and having a radius of 25.00 feet, a radial line of said curve from said point bears South 18°27'47" East;

thence leaving said right of way line along said curve easterly and southeasterly 47.85 feet through a central angle of 109°39'31";

thence tangent from said curve South 01°11'44" West 166.46 feet to the beginning of a tangent curve concave northeasterly and having a radius of 53.00 feet;

thence along said curve southeasterly 50.34 feet through a central angle of 54°25'04";

thence tangent from said curve South 53°13'20" East 60.33 feet;

thence South 01°11'10" West 211.19 feet to a point on the southerly line of said Parcel 5, said point being distant thereon South 88°47'48" East 102.11 feet from the southwest corner of said Parcel 5;

thence continuing South 01°11'10" West 99.90 feet to a point on the southerly line of said Parcel 1;

thence North 89°45'08" East 45.84 feet;

thence South 00°03'40" East 100.47 feet to the POINT OF BEGINNING.

PARCEL 3

PARCEL C, AS SHOWN ON EXHIBIT "B" ATTACHED TO CERTIFICATE OF COMPLIANCE (WAIVER OF PARCEL MAP PMW 07-11) RECORDED JUNE 1,2007 AS INSTRUMENT NO. 20070364240 OF OFFICIAL RECORDS OF RIVERSIDE COUNTY, CALIFORNIA AND DESCRIBED AS FOLLOWS:

That certain parcel of land situated in the City of Palm Desert, County of Riverside, State of California, being portions of Parcels 15 and 16, as shown on Parcel Map No. 27400, filed in Book 183, Pages 38 through 42, of Parcel Maps, in the Office of the County Recorder of said County of Riverside, more particularly described as a whole as follows:

EXHIBIT A-3

BEGINNING at the southeast corner of said Parcel 15 said point also being on the northerly right of way line of Country Club Drive as shown on said Parcel Map No. 27400;

thence along said northerly right of way line South 89°45'08" West 186.14 feet;

thence leaving said right of way line North 00°01'17" West 195.22 feet;

thence North 89°45'08" East 25.93 feet;

thence North 01°12'12" East 39.80 feet to a point on the northerly line of said Parcel 15;

thence along said northerly line North 89°45'08" East 158.43 feet to the northeast corner of said Parcel 15;

thence along the easterly line of said Parcel 15 South 00°14'52" East 235.00 feet to the POINT OF BEGINNING.

PARCEL 4

PARCEL B, AS SHOWN ON EXHIBIT "B" ATTACHED TO CERTIFICATE OF COMPLIANCE (WAIVER OF PARCEL MAP PMW 07-11) RECORDED JUNE 1, 2007 AS INSTRUMENT NO. 20070364240 OF OFFICIAL RECORDS OF RIVERSIDE COUNTY, CALIFORNIA AND DESCRIBED AS FOLLOWS:

That certain parcel of land situated in the City of Palm Desert, County of Riverside, State of California, being portions of Parcels 15, 16 and 19, as shown on Parcel Map No. 27400, filed in Book 183, Pages 38 through 42, of Parcel Maps in the Office of the County Recorder, of said County of Riverside, more particularly described as a whole as follows:

COMMENCING at the northwest corner of said Parcel 19;

thence along the northerly line of said Parcel 19 North 89°45'08" East 634.42 feet to the TRUE POINT OF BEGINNING;

thence leaving said northerly line South 01°11'10" West 100.50 feet to a point on the northerly line of said Parcel 16;

thence South 00°00'15" East 235.00 feet to the northerly right of way line of Country Club Drive as shown on said Parcel Map No. 27400;

thence along said northerly right of way line North 89°45'08" East 34.01 feet;

thence leaving said northerly right of way line North 00°01'17" West 195.22 feet;

thence North 89°45'08" East 25.93 feet;

thence North 01°12'12" East 39.80 feet;

thence South 89°45'08" West 12.70 feet;

EXHIBIT A-3

thence North 00°03'40" West 100.47 feet;

thence South 89°45'08" West 45.84 feel to the TRUE POINT OF BEGINNING.

PARCEL 5

Parcels 8, 9, 10, 11, 12 and 14 as shown on Parcel Map No. 27400 filed in Book 183, Pages 38 through 42, of Parcel Maps, in the office of the County Recorder, of said County of Riverside, California.

PARCEL 6

A non-exclusive easement for pedestrian ingress and egress over Drive Aisle Two as set forth in that certain Declaration of Easements, Covenants, Conditions and Restrictions recorded June 28, 2007 as Instrument No. 2007-0423771 of Official Records.

EXHIBIT A-3

EXHIBIT B

RENT ROLLS

[To be Attached]

EXHIBIT B

EXHIBIT C

CONTRACTS

VENDOR	DATE	SUBJECT MATTER/PURPOSE
[BORROWER TO PROVIDE]

EXHIBIT C

EXHIBIT D

FORM OF GRANT DEED

RECORDING REQUESTED BY
AND WHEN RECORDED RETURN TO:

ROIC CA NOTES II, LLC
c/o Retail Opportunity Investments Corp.
3 Manhattanville Road, 2nd Floor
Purchase, New York  10577
Attention:  Chief Financial Officer

MAIL TAX STATEMENTS TO:

ROIC CA NOTES II, LLC
c/o Retail Opportunity Investments Corp.
3 Manhattanville Road, 2nd Floor
Purchase, New York  10577
Attention:  Chief Financial Officer

GRANT DEED IN LIEU OF FORECLOSURE

FOR VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, _______________________, a Washington limited liability company ("Grantor"), hereby grant and assign to ROIC CA NOTES II, LLC, a Delaware limited liability company ("Grantee"), all that certain real property located in the City of _________________, County of ____________________, State of California, as more particularly described in Exhibit A attached hereto and by this reference incorporated herein, together with all right, title and interest of Grantor in and to all buildings and improvements now located or hereafter constructed thereon (the "Real Property").

This Grant Deed in Lieu of Foreclosure is intended to be and is an absolute conveyance, and not a mortgage, trust conveyance or security instrument of any kind, Grantor having sold such Real Property to Grantee for a fair and adequate consideration, such consideration, in addition to that above recited, being the release of Grantor from all obligations secured by, among other things, that certain Deed of Trust, Assignment of Rents and Leases, and Security Agreement (the "Deed of Trust") executed by Grantor, as trustor, to ____________________, as trustee, for the benefit of U.S. Bank National Association ("Original Lender") (the rights and obligations of which have been assigned to ROIC CA Notes LLC, a Delaware limited liability company ("Lender")), as beneficiary, dated as of _____________________ and recorded in the Official Records of __________________ County, California on ________________ as Instrument No. _________________.

In executing this Grant Deed in Lieu of Foreclosure, it is the intention of Grantor to convey to Grantee, and by this Grant Deed in Lieu of Foreclosure Grantor does convey to

EXHIBIT D

Grantee, all of Grantor's right, title and interest absolutely in and to the Real Property, free of any right of reinstatement or equity of redemption, and possession of the Real Property is intended to be and hereby is surrendered to Grantee concurrently herewith.

In executing and delivering this Grant Deed in Lieu of Foreclosure, Grantor is not acting under misapprehension as to the effect hereof, and is acting freely and voluntarily and not under coercion or duress.

Grantor freely and voluntarily declares Grantor's belief that, at the time of the execution and delivery of this Grant Deed in Lieu of Foreclosure, the consideration recited above received by Grantor represents the fair value of the Real Property.

Grantor declares that, except for this Grant Deed in Lieu of Foreclosure, that certain Bill of Sale and Assignment of even date herewith executed by Grantor for the benefit of Grantee (the "Bill of Sale"), that certain Conveyance in Lieu of Foreclosure Agreement dated as of January __, 2011 (the "Agreement"), executed by Grantor, Lender and the other parties named therein (to the extent that such Agreement states that it survives this conveyance), and the other documents and instruments executed pursuant to the Agreement, and except for the Deed of Trust, the Assignment of Leases and the other Loan Documents referred to in the Agreement, there are no agreements, oral or written, between Grantor and Grantee with respect to the Real Property.

Notwithstanding anything to the contrary herein or in the Deed of Trust, the Assignment of Leases, the Bill of Sale or the Agreement, or in any other document or instrument executed or delivered herewith or therewith, in no event shall there be a merger of the fee interest in the Real Property, on the one hand, with the beneficial interest under the Deed of Trust, on the other hand, by reason of the fact that title to the Real Property may at any time be vested in the same person or entity as is then beneficiary under the Deed of Trust (or an affiliate thereof), but the Deed of Trust is intended to, and shall, survive the conveyance of the Real Property effectuated hereby, and shall continue in full force and effect, until foreclosed or reconveyed by instrument duly executed by the beneficiary thereof in writing, as a lien encumbering the fee interest in the Real Property.

[End of Text; Signature on Next Page]

EXHIBIT D

IN WITNESS WHEREOF, Grantor has executed this Grant Deed in Lieu of Foreclosure as of _______________________, 2011.

LAKHA PROPERTIES - _______________, a Washington limited liability company

By:
Amin S. Lakha, Manager

EXHIBIT D

STATE OF _________________	}
} SS.
COUNTY OF ________________	}

On ___________________, before me, ___________________________, personally appeared Amin S. Lakha, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature _____________________________________ (Seal)

EXHIBIT D

EXHIBIT A

DESCRIPTION OF THE LAND

EXHIBIT D

STATEMENT OF DOCUMENTARY TRANSFER TAX DUE AND
REQUEST THAT AMOUNT OF TAX NOT BE MADE A PART
OF THE PERMANENT RECORD IN THE OFFICE OF THE COUNTY RECORDER

To:	Registrar – Recorder
County of _______________

Request is hereby made in accordance with Section 11932 of the Revenue & Taxation Code that the amount of tax shall be shown on this statement, which shall be affixed to the document by the recorder after the record is made and before the original is returned as specified in Section 27321 of the Government Code.

The attached document names:

[INSERT NAME OF SELLER, a _____________,
as grantor

and

[INSERT NAME OF BUYER], a ____________,
as grantee

The property described in the attached document is located in _________________ County, California.

The amount of tax due on the attached document is:
$  _______  County;  $  __________  City of _________________

_________Computed on full value of property conveyed

OR

_________ Computed on full value LESS liens and encumbrances remaining at the time of the sale.

Please see attached signature page

Very truly yours,

EXHIBIT D

LAKHA PROPERTIES - _______________, a Washington limited liability company

By:
Amin S. Lakha, Manager

EXHIBIT D

EXHIBIT E

BILL OF SALE AND ASSIGNMENT

THIS BILL OF SALE AND ASSIGNMENT (this "Assignment") is entered into as of __________________, 2011, by and between LAKHA PROPERTIES - _______________, a Washington limited liability company ("Assignor"), and ROIC CA NOTES II, LLC, a Delaware limited liability company ("Assignee"), with reference to the following facts:

A.           Assignor is the owner of that certain real property (the "Land") located in the City of ___________________, County of _______________________, State of California, as more particularly described in Exhibit A attached hereto, and all buildings and other improvements (including fixtures) located on the Land, together with all rights and interests appurtenant to the Land (collectively, the "Improvements").  The Land and the Improvements are sometimes referred to herein collectively as the "Real Property".

B.           Subject to all of the terms and conditions set forth in that certain Conveyance in Lieu of Foreclosure Agreement dated as of January __, 2011 by and between Assignor, Lender and the other parties named therein (the "Agreement"), Assignor agreed to convey, and Lender at its sole option agreed to cause Assignee to accept, all of Assignor's right, title and interest in and to all of the real and personal property encumbered by the Deeds of Trust.  Initially capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

NOW, THEREFORE, the parties hereto agree as follows:

1.           Assignment.  Assignor hereby transfers, conveys and assigns to Assignee all of the right, title and interest of Assignor in and to (a) the Personal Property, (b) the Leases, including, without limitation, those Leases described on Exhibit B attached hereto, (c) the Intangible Property, (d) the Disclosure Materials, and (e) the Receivables.

The Personal Property, the Leases, the Intangible Property, the Disclosure Materials and the Receivables are sometimes collectively referred to as the "Conveyed Property".

2.           Absolute Assignment.  This Assignment is absolute.  Assignee shall have all of the rights of Assignor under the Conveyed Property assigned, including, without limitation, the right to enforce any and all of the provisions of the Leases, the Intangible Property, the Disclosure Materials and the Receivables.

3.           Further Documents.  Assignor hereby covenants that Assignor will, at any time and from time to time, upon request therefor, execute and deliver to Assignee, Assignee's nominees, successors and assigns, any new and confirmatory instruments requested by Assignee and do and perform any other acts which Assignee, Assignee's nominees, successors and assigns request in order to fully convey, transfer and assign to Assignee all or any portion of the Conveyed Property intended to be conveyed, transferred, or assigned hereby.

EXHIBIT E

4.           No Assumption of Obligations.  Assignor acknowledges and agrees that neither Assignee nor Lender is assuming any liabilities associated with or attributable to all or any portion of the Conveyed Property.

5.           Successors and Assigns.  This Assignment shall bind and benefit the parties hereto and their respective successors and permitted assigns.

6.           Absolute Conveyance; No Merger.

(a)           Absolute Conveyance.  Assignor acknowledges and agrees that (a) the conveyance to Assignee of the Conveyed Property according to the terms of this Assignment, is given voluntarily and is an absolute conveyance of all of Assignor's right, title and interest in and to the Conveyed Property in fact as well as form and is not intended as a mortgage, trust conveyance, deed of trust or security instrument of any kind; and (b) the consideration for such conveyance is exactly as recited herein and Assignor has no further interest or claim of any kind (including, but not limited to, homestead rights and rights of redemption) in or to any portion of the Conveyed Property, or to the proceeds and profits which may be derived thereof, whether sold for more or less than the outstanding indebtedness due under the Loan Documents.

(b)           No Merger, etc.  It is the intent of Assignor and Assignee that (a) the interests of Assignor conveyed to Assignee hereunder and the interests of Lender existing under the Deed of Trust shall not merge upon or after Closing, (b) the Deed of Trust and the Note shall continue in full force and effect and the Deed of Trust shall remain as a first priority lien against the Real Property notwithstanding the transfer of the Real Property to Assignee and Lender's covenant not to sue Assignor pursuant to Section 5.1 of the Agreement, and (c) Lender shall retain the right to foreclose upon the Real Property, whether judicially or non-judicially pursuant to its power of sale under the Deed of Trust, after the Closing but agrees not to seek a judgment for deficiency against Assignor or Assignor's constituent owners.

[End of Text; Signatures on Next Page]

EXHIBIT E

IN WITNESS WHEREOF, Assignor and Assignee have executed this Bill of Sale and Assignment as of the date first above written.

ASSIGNOR:	LAKHA PROPERTIES - _______________, LLC, a Washington limited liability company

By:
Amin S. Lakha, Manager

[Signatures Continued On Next Page]

EXHIBIT E

[Signatures Continued From Previous Page)

ASSIGNEE:	______________________________________,
a _____________________________________

By: ___________________________________
Name: _________________________________
Title: __________________________________

EXHIBIT E

EXHIBIT A

LEGAL DESCRIPTION

EXHIBIT E

EXHIBIT B

LEASES

EXHIBIT E

EXHIBIT F

FORM OF ESTOPPEL AFFIDAVIT
(Conveyance-in-Lieu of Foreclosure)

STATE OF CALIFORNIA	)
) SS.
COUNTY OF	)

Amin S. Lakha, an individual ("Affiant") for himself, deposes and says:

Affiant is the sole member and manager of LAKHA PROPERTIES - _______________, LLC, a Washington limited liability company ("Grantor").

Grantor is the identical party who made, executed, and delivered that certain Grant Deed in Lieu of Foreclosure (the "Grant Deed") to _________________________, dated of even date herewith, conveying that certain Real property more particularly described on Exhibit A attached hereto (collectively, the "Real Property").

That the Grant Deed is intended to be and is an absolute conveyance of the title to the Real Property to the grantee named therein, and was not and is not now intended as a mortgage, trust conveyance, or security of any kind; that it is/was the intention of Affiant, as manager and sole member of the applicable Grantor, as well as the intention of Grantor by the Grant Deed to convey, and by the Grant Deed, Grantor did convey to the grantee therein, all of Grantor's rights, title and interest absolutely in and to the Real Property; that possession of the Real Property has been surrendered to the grantee;

That in the execution and delivery of the Grant Deed, Grantor was not acting under any misapprehension as to the effect thereof, and acted freely and voluntarily and was not acting under coercion or duress;

That possession of the Real Property has been surrendered to the grantee named in the Grant Deed;

That the consideration to Grantor for the Grant Deed was and is the covenant not to sue and other consideration set forth in that certain Conveyance in Lieu of Foreclosure Agreement dated as of ______________, 2011 (the "Agreement"), executed by Grantor, ROIC CA Notes LLC, Delaware limited liability company ("Lender"), and the other parties named therein; that at the time of making the Grant Deed, Affiant believed and now believes that the aforesaid consideration therefor represents the fair value of the Real Property so deeded;

This affidavit is made for the protection and benefit of the grantee in the Grant Deed, and such grantee's successors and assigns, and all other parties hereafter dealing with or who may acquire an interest in the Real Property herein described, and particularly for the benefit of First American Title Insurance Company, which is about to insure the title to the Real Property in

EXHIBIT F

reliance thereon, and any other title company which may hereafter insure the title to the Real Property;

That Affiant will testify, declare, depose or certify under penalty of perjury before any competent tribunal, officer, or person, in any case now pending or which may hereafter be instituted, to the truth of the particular facts hereinabove set forth.

Dated as of:  ______________, 2011.

Amin S. Lakha, an individual

EXHIBIT F

STATE OF _________________	}
} SS.
COUNTY OF ________________	}

On ___________________, before me, ___________________________, personally appeared Amin S. Lakha who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature _____________________________________ (Seal)

EXHIBIT F

EXHIBIT A

LEGAL DESCRIPTION OF THE LAND

EXHIBIT F

EXHIBIT F-1

FORM OF RELEASE OF LENDER PARTIES

FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, LAKHA PROPERTIES-SACRAMENTO, LLC, a Washington limited liability company ("LPS"), LAKHA PROPERTIES-SACRAMENTO II LLC, a Washington limited liability company ("LPS II"), LAKHA PROPERTIES-PALM DESERT, LLC, a Washington limited liability company ("LPPD"), LAKHA INVESTMENT CO., LLC, a Washington limited liability company ("LIC") (individually and collectively referred to and jointly and severally obligated as "Borrower"), and AMIN S. LAKHA, an individual ("Guarantor"), hereby agree as follows:

1. Borrower and Guarantor do hereby fully, forever and irrevocably release, discharge and acquit each and all of (i) ROIC CA Notes, LLC, a Delaware limited liability company ("Lender"), (ii) ROIC CA Notes II, LLC, a Delaware limited liability company ("Buyer"), and each and all of Lender's and Buyer's respective past and present affiliates, and the respective past and present officers, directors, shareholders, agents, and employees of each and all of the foregoing entities, and each and all of their respective predecessors, successors, heirs, and assigns, and any other person or entity now, previously, or hereafter affiliated with any or all of the foregoing entities (Lender, Buyer and each and all said affiliates, officers, directors, shareholders, agents and employees shall be collectively referred to herein below as the "Lender Released Parties" and each such reference shall refer jointly and severally to Lender, Buyer and such other persons and entities), of and from any and all rights, claims, demands, obligations, liabilities, indebtedness, breaches of contract, breaches of duty or any relationship, acts, omissions, misfeasance, malfeasance, cause or causes of action, debts, sums of money, accounts, compensations, contracts, controversies, promises, damages, costs, losses and expenses of every type, kind, nature, description or character, and irrespective of how, why, or by reason of what facts, whether heretofore or now existing, or that could, might, or may be claimed to exist, of whatever kind or name, whether known or unknown, suspected or unsuspected, liquidated or unliquidated, claimed or unclaimed, whether based on contract, tort, breach of any duty, or other legal or equitable theory of recovery, each as though fully set forth herein at length (collectively a "Claim" or the "Claims") which arise from, in respect of, in connection with, out of, or relate to the Loan or the Loan Documents or the administration thereof, or the Property or any other collateral for the Loan, as well as any action or inaction of the Lender Released Parties or any of them with respect to the Loan or the administration thereof arising or occurring on or before the date hereof.  The aforementioned Release shall not apply to any Claims that Borrower or Guarantor may have under that certain Conveyance in Lieu of Foreclosure Agreement dated as of January __, 2011 executed by Borrower Parties and Lender (the "Agreement") or any documents which are executed by the Borrower Parties and Lender or Buyer in connection with the Closing of such Agreement.

2. Borrower and Guarantor irrevocably covenant and agree that they shall forever refrain from initiating, filing, instituting, maintaining, or proceeding upon, or encouraging, advising or voluntarily assisting any other person or entity to initiate, institute, maintain or proceed upon any Claim of any nature whatsoever released in Paragraph 1 above.

EXHIBIT F-1

3. Borrower and Guarantor represent and warrant that they are the owners of and have not assigned, sold, transferred, or otherwise disposed of any of the Claims released in paragraph 1 above.

4. Borrower and Guarantor represent and warrant that they have the authority and capacity to execute this Release.

5. As further consideration for this Release, each Borrower and Guarantor, for itself, its successors and its assigns, hereby agrees, represents, and warrants that the matters released herein are not limited to matters that are known or disclosed, and each Borrower and Guarantor hereby waives any and all rights and benefits that it now has, or in the future may have, conferred upon it by virtue of any and all provisions, rights and benefits conferred by any law of any state or territory of the United States, or principle of common law, which is similar, comparable or equivalent to Section 1542 of the Civil Code of the State of California, which Section provides as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

BORROWER AND GUARANTOR ASSUME THE RISK OF ANY AND ALL UNKNOWN, UNANTICIPATED OR MISUNDERSTOOD DEFENSES, CLAIMS, CAUSES OF ACTION, CONTRACTS, LIABILITIES AND OBLIGATIONS WHICH ARE RELEASED BY THIS RELEASE IN FAVOR OF THE LENDER RELEASED PARTIES, AND EACH BORROWER AND GUARANTOR HEREBY EXPRESSLY, UNCONDITIONALLY AND IRREVOCABLY WAIVES AND RELEASES ALL RIGHTS AND BENEFITS WHICH IT, HE OR SHE MIGHT OTHERWISE HAVE WITH REGARD TO THE RELEASE OF SUCH UNKNOWN, UNANTICIPATED OR MISUNDERSTOOD DEFENSES, CLAIMS, CAUSES OF ACTION, CONTRACTS, LIABILITIES, AND OBLIGATIONS.  TO THE EXTENT (IF ANY) SUCH LAWS MAY BE APPLICABLE, EACH BORROWER AND GUARANTOR EXPRESSLY, UNCONDITIONALLY AND IRREVOCABLY WAIVE AND RELEASE, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY RIGHT OR DEFENSE WHICH IT, HE OR SHE MIGHT OTHERWISE HAVE UNDER ANY OTHER LAW OR ANY APPLICABLE JURISDICTION, WHICH MIGHT LIMIT OR RESTRICT THE EFFECTIVENESS OR SCOPE OF ANY WAIVERS OR RELEASES UNDER THIS RELEASE.

6. It is understood and agreed that the acceptance of delivery of this Release by the Lender Released Parties shall not be deemed or construed as an admission of liability by any

EXHIBIT F-1

Lender Released Parties, and each such party hereby expressly denies liability of any nature whatsoever arising from or related to the subject of this Release.

7. Each Borrower and Guarantor hereby agrees, represents, and warrants that it has had advice of counsel of its own choosing in negotiations for and the preparation of this Release, that it has read this Release or has had the same read to them by its counsel, that it has had this Release fully explained by such counsel, and that it is fully aware of its content and legal effect.  This Release may be pleaded as a full and complete defense to or be used as the basis for an injunction against any action, suit, or other proceeding that may be instituted, prosecuted, or attempted in breach of this Release.  Borrower expressly agrees that the customary rule of contract interpretation to the effect that ambiguities are to be construed or resolved against the drafting party shall not be employed in the interpretation or construction of this Release.

8. In the event an action is brought arising out of an alleged breach of this Release, the prevailing party in said action will be entitled to recover from the breaching party, in addition to any other relief provided by the law, such costs and expenses as may be incurred by the prevailing party, including court costs and reasonable attorneys' fees and disbursements and other reasonable costs and expenses.

9. This Release will be binding upon and for the benefit of the parties hereto and their respective successors, heirs, devisees, executors, affiliates, representatives, assigns, officers, agents, and employees wherever the context requires or admits.

10. This Release is governed by and shall be construed under the laws of the State of California.

11. This Release may be executed by facsimile or other electronic means, and in any number of counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument.

12. Initially capitalized terms not defined herein shall have the meaning ascribed to such terms in the Agreement.

13. PLEASE BE ADVISED THAT ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

[Signatures on Next Page]

EXHIBIT F-1

IN WITNESS WHEREOF, the undersigned have executed and delivered this Release as of the date and year first written above.

BORROWER:
LAKHA INVESTMENT CO., L.L.C., a Washington limited liability company

By: ______________________________ Amin S. Lakha, Manager

LAKHA PROPERTIES-SACRAMENTO II, LLC a Washington limited liability company

By: ______________________________ Amin S. Lakha, Manager

LAKHA PROPERTIES-SACRAMENTO, LLC, a Washington limited liability company

By: ______________________________ Amin S. Lakha, Manager

LAKHA PROPERTIES-PALM DESERT, LLC, a Washington limited liability company

By: ______________________________ Amin S. Lakha, Manager

GUARANTOR:

____________________________________ Amin S. Lakha, an individual

EXHIBIT F-1

STATE OF _________________	}
} SS.
COUNTY OF ________________	}

On ___________________, before me, ___________________________, personally appeared Amin S. Lakha who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature _____________________________________ (Seal)

EXHIBIT F-1

EXHIBIT F-2

FORM OF RELEASE OF BORROWER PARTIES

FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, ROIC CA NOTES LLC, a Delaware limited liability company ("Lender") and ROIC CA NOTES II, LLC, a Delaware limited liability company, for themselves and for their successors and assigns (collectively, the “Lender Parties”), hereby agrees as follows:

1. So long as no Triggering Event (as hereinafter defined) has occurred, Lender Parties do hereby fully, forever and irrevocably release, discharge and acquit each and all of LAKHA PROPERTIES-SACRAMENTO, LLC, a Washington limited liability company, LAKHA PROPERTIES-SACRAMENTO II LLC, a Washington limited liability company, LAKHA PROPERTIES-PALM DESERT, LLC, a Washington limited liability company, LAKHA INVESTMENT CO., LLC, a Washington limited liability company, and AMIN S. LAKHA, an individual (individually and collectively, the "Borrower Parties", and each such reference shall refer individually and collectively to each and all of the Borrower Parties) and each and all of their respective past and present officers, directors, shareholders, agents, and employees, as applicable (the Borrower Parties and each and all said officers, directors, shareholders, agents and employees shall be collectively referred to herein below as the "Released Parties" and each such reference shall refer jointly and severally to each and all of the Borrower Parties and such officers, directors, shareholders, agents and employees) of and from any and all deficiency judgments and personal liability which arise under or are evidenced by the Loan Documents including, without limitation, all rights, claims, demands, obligations, liabilities, indebtedness, breaches of contract, breaches of duty or any relationship, acts, omissions, misfeasance, malfeasance, cause or causes of action, debts, sums of money, accounts, compensations, contracts, controversies, promises, damages, costs, losses and expenses of every type, kind, nature, description or character, and irrespective of how, why, or by reason of what facts, whether heretofore or now existing, or that could, might, or may be claimed to exist, of whatever kind or name, whether known or unknown, suspected or unsuspected, liquidated or unliquidated, claimed or unclaimed, whether based on contract, tort, breach of any duty, or other legal or equitable theory of recovery, each as though fully set forth herein at length (collectively a "Claim" or the "Claims") which arise under or are evidenced by the Loan Documents.  The aforementioned Release shall not apply to (a) any Claims that Lender may have under (i) that certain Conveyance in Lieu of Foreclosure Agreement dated as of January __, 2011 executed by Borrower Parties and Lender (the "Agreement") or any documents which are executed by the Borrower Parties and Lender or Buyer in connection with the Closing of such Agreement and/or (ii) the following Indemnity Agreements executed in favor of U.S. Bank, as predecessor in interest to Lender:  Indemnity Agreement dated July 25, 2005 executed by Guarantor and LPS II; Indemnity Agreement dated August 29, 2005 executed by Guarantor and LPS; Indemnity Agreement dated July 24, 2007 executed by LIC, Guarantor and LPS; and Indemnity Agreement dated July 24, 2007 executed by Guarantor and LPPD, and (b) shall not preclude Lender from foreclosing the lien of the Deeds of Trust.

EXHIBIT F-2

Unless and until Lender has received evidence satisfactory to Lender that the Gilroy Letter of Credit has been terminated and there have been no draws on the Gilroy Letter of Credit for which Borrower Parties have failed to reimburse Lender within ninety (90) days after Lender's demand for reimbursement with respect thereto, the aforementioned release shall not apply to and shall have no effect with respect to (a) the obligations of Lakha Investment Co., LLC with respect to that certain Continuing Reimbursement Agreement for Standby Letters of Credit dated July 25, 2006 between Lakha Investment Co., LLC and U.S. Bank National Association, as predecessor in interest to Lender, and (b) the obligations of Amin S. Lakha under the following documents, each of which were executed by Amin S. Lakha in favor of U.S. Bank National Association, as predecessor in interest to Lender, as the same relate to the obligations of Lakha Investment Co., LLC with respect to the aforementioned Continuing Reimbursement Agreement for Standby Letters of Credit:  Continuing Guaranty dated February 26, 2003 (with Spousal Consent); Reaffirmation of Guaranty dated April 15, 2005; Continuing Guaranty dated November 21, 2005; Continuing Guaranty dated December 30, 2005; Continuing Guaranty dated June 8, 2006; Continuing Guaranty dated July 25, 2006; Continuing Guaranty dated July 24, 2007; and Second Amendment to Continuing Guaranty dated April 13, 2009.

2. "Triggering Event" shall mean any or all of the following:

(a) The occurrence of any Bankruptcy Action within twelve (12) months after the date hereof, or the occurrence of any Bankruptcy Action that results in a rescission of the transfer of any interest, whether direct or indirect, in any Property to Buyer or any determination that any interest, whether direct or indirect, in any Property was fraudulently conveyed to Buyer.  For the purposes hereof, "Bankruptcy Action" means (i) the filing by any Borrower Party of a voluntary petition for relief under any present or future, federal, state or other statute or law governing bankruptcy, insolvency or the rehabilitation or liquidation of insurers (collectively, the "Bankruptcy Code") or the adjudication of any Borrower Party as a debtor, bankrupt or insolvent, or (ii) the filing by any Borrower Party of any petition or answer seeking or consenting to or acquiescing in any order for relief, reorganization, rehabilitation, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the Bankruptcy Code, or (iii) the filing by any Borrower Party of an answer admitting or failing to deny the material allegations of a petition against any Borrower Party for any such relief, or (iv) the failure within twenty (20) days after the commencement of any involuntary proceeding against any Borrower Party, whether commenced by the filing of a petition or otherwise, seeking any order for relief, reorganization, rehabilitation, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the Bankruptcy Code, to have such proceeding discharged, stayed or dismissed, or (v) the failure by any Borrower Party, within ninety (90) days after the appointment (without the consent or acquiescence of such Borrower Party) of any trustee, conservator, receiver or liquidator of or for any Borrower Party, to have such an appointment vacated or otherwise discharged;

(b) any Borrower Party or its affiliate shall file any complaint, cross complaint, answer or other pleading of any type or nature by which any Borrower Party or its affiliate or any successor-in-interest thereto seeks to enjoin, restrain or otherwise interfere with the completion of any sale under, or any power of sale contained in, any Deed of Trust; or

EXHIBIT F-2

(c) any Borrower Party violates the terms of Section 2 of that certain Release of Lender, dated as of the date hereof, executed by the Borrower Parties for the benefit of the Lender Parties by, among other things, bringing any claims or suits against a Lender Party.

3. As further consideration for this Release, the Lender Parties hereby agrees, represents, and warrants that the matters released herein are not limited to matters that are known or disclosed, and Lender Parties hereby waive any and all rights and benefits that they now have, or in the future may have, conferred upon it by virtue of any and all provisions, rights and benefits conferred by any law of any state or territory of the United States, or principle of common law, which is similar, comparable or equivalent to Section 1542 of the Civil Code of the State of California, which Section provides as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

LENDER ASSUMES THE RISK OF ANY AND ALL UNKNOWN, UNANTICIPATED OR MISUNDERSTOOD DEFENSES, CLAIMS, CAUSES OF ACTION, CONTRACTS, LIABILITIES AND OBLIGATIONS WHICH ARE RELEASED BY THIS RELEASE IN FAVOR OF THE RELEASED PARTIES, AND LENDER HEREBY EXPRESSLY, UNCONDITIONALLY AND IRREVOCABLY WAIVES AND RELEASE ALL RIGHTS AND BENEFITS WHICH IT, HE OR SHE MIGHT OTHERWISE HAVE WITH REGARD TO THE RELEASE OF SUCH UNKNOWN, UNANTICIPATED OR MISUNDERSTOOD DEFENSES, CLAIMS, CAUSES OF ACTION, CONTRACTS, LIABILITIES, AND OBLIGATIONS.  TO THE EXTENT (IF ANY) SUCH LAWS MAY BE APPLICABLE, LENDER EXPRESSLY, UNCONDITIONALLY AND IRREVOCABLY WAIVES AND RELEASES, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY RIGHT OR DEFENSE WHICH IT, HE OR SHE MIGHT OTHERWISE HAVE UNDER ANY OTHER LAW OR ANY APPLICABLE JURISDICTION, WHICH MIGHT LIMIT OR RESTRICT THE EFFECTIVENESS OR SCOPE OF ANY WAIVERS OR RELEASES UNDER THIS RELEASE.

4. The release set forth in Paragraph 1 above shall not constitute a waiver of, nor shall it apply to, any claim, demand, liability, indebtedness, breach of contract, breach of duty or any relationship, act, omission, misfeasance, malfeasance, cause of action, debt, sum of money, account, compensation, contract, controversy, promise, damage, cost, loss or expense not expressly identified in Paragraph 1.  The release set forth in Paragraph 1 above shall be for the sole and exclusive benefit of the Borrower Parties and no other person or entity shall have any rights therein.

EXHIBIT F-2

5. It is understood and agreed that the acceptance of delivery of this Release by the Released Parties shall not be deemed or construed as an admission of liability by any Released Parties, and each such party hereby expressly denies liability of any nature whatsoever arising from or related to the subject of this Release.

6. Each of the Lender Parties hereby agrees, represents, and warrants that it has had advice of counsel of its own choosing in negotiations for and the preparation of this Release, that it has read this Release or has had the same read to them by their counsel, that it has had this Release fully explained by such counsel, and that it is fully aware of its content and legal effect.  This Release may be pleaded as a full and complete defense to or be used as the basis for an injunction against any action, suit, or other proceeding that may be instituted, prosecuted, or attempted in breach of this Release.  Each of the Lender Parties expressly agrees that the customary rule of contract interpretation to the effect that ambiguities are to be construed or resolved against the drafting party shall not be employed in the interpretation or construction of this Release.

7. In the event an action is brought arising out of an alleged breach of this Release, the prevailing party in said action will be entitled to recover from the breaching party, in addition to any other relief provided by the law, such costs and expenses as may be incurred by the prevailing party, including court costs and reasonable attorneys' fees and disbursements and other reasonable costs and expenses.

8. This Release will be binding upon and for the benefit of the parties hereto and their respective successors, heirs, devisees, executors, affiliates, representatives, assigns, officers, agents, and employees wherever the context requires or admits.

9. This Release is governed by and shall be construed under the laws of the State of California.

10. This Release may be executed by facsimile or other electronic means, and in any number of counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument.

11. Initially capitalized terms not defined herein shall have the meaning ascribed to such terms in the Agreement.

12. PLEASE BE ADVISED THAT ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

[Signatures on Next Page]

EXHIBIT F-2

IN WITNESS WHEREOF, the undersigned has executed and delivered this Release of Borrower Parties on the date and year first written above.

LENDER PARTIES:	ROIC CA NOTES LLC, a Delaware limited liability company

By: ___________________________________
Name: John Roche Title: Chief Financial Officer

ROIC CA NOTES II, LLC, a Delaware limited liability company

By: ___________________________________
Name: John Roche Title: Chief Financial Officer

EXHIBIT F-2

EXHIBIT G

FORM OF DISMISSAL OF ACTION

[TO BE ATTACHED]

EXHIBIT G

CIV-110

ATTORNEY OR PARTY WITHOUT ATTORNEY (Name, State Bar number, and address):
Piero C. Dallarda (SBN 181497)/ Jerry Dagrella (SBN 219948)
Best Best & Krieger LLP
3750 Univeristy Ave. Suite 400 (PO Box 1028)
Riverside, CA 92502
TELEPHONE NO.: 951.686.1450 FAX NO. (Optional): 951.686.3083
E-MAIL ADDRESS (Optional):
ATTORNEY FOR (Name): Plaintiffs Lakha Properties-Palm Desert, LLC et al.

FOR COURT USE ONLY

SUPERIOR COURT OF CALIFORNIA, COUNTY OF **Riverside**
STREET ADDRESS: 4050 Main Street
MAILING ADDRESS:
CITY AND ZIP CODE: Riverside, CA 92501
BRANCH NAME:

PLAINTIFF/PETITIONER: Lakha Properties-Palm Desert, LLC et al.
DEFENDANT/RESPONDENT: Retail Opportunity Investments Corporation, et al.

**REQUEST FOR DISMISSAL**
☐ **Personal Injury, Property Damage, or Wrongful Death**
☐ **Motor Vehicle** ☐ **Other**
☐ **Family Law** ☐ **Eminent Domain**
☒ **Other (specify):**

CASE NUMBER: RIC 1100741

**- A conformed copy will not be returned by the clerk unless a method of return is provided with the document. -**

1. TO THE CLERK: Please **dismiss** this action as follows:
   a. (1) ☒ With prejudice (2) ☐ Without prejudice
   b. (1) ☐ Complaint (2) ☐ Petition
   (3) ☐ Cross-complaint filed by (name): on (date):
   (4) ☐ Cross-complaint filed by (name): on (date):
   (5) ☒ Entire action of all parties and all causes of action
   (6) ☐ Other (specify):*

2. (Complete in all cases except family law cases.)
   ☐ Court fees and costs were waived for a party in this case. (This information may be obtained from the clerk. If this box is checked, the declaration on the back of this form must be completed).

Date:

(TYPE OR PRINT NAME OF ☒ ATTORNEY ☐ PARTY WITHOUT ATTORNEY) ▶ (SIGNATURE)

*If dismissal requested is of specified parties only of specified causes of action only, or of specified cross-complaints only, so state and identify the parties, causes of action, or cross-complaints to be dismissed.

Attorney or party without attorney for:
☒ Plaintiff/Petitioner ☐ Defendant/Respondent
☐ Cross–Complainant

3. **TO THE CLERK:** Consent to the above dismissal is hereby given.**
   Date:

(TYPE OR PRINT NAME OF ☐ ATTORNEY ☐ PARTY WITHOUT ATTORNEY) ▶ (SIGNATURE)

** If a cross-complaint – or Response (Family Law) seeking affirmative relief- is on file, the attorney for cross-complainant (respondent) must sign this consent if required by Code of Civil Procedure section 581 (i) or (j).

Attorney or party without attorney for:
☐ Plaintiff/Petitioner ☐ Defendant/Respondent
☐ Cross–Complainant

(To be completed by clerk)
4. ☐ Dismissal entered as requested on (date):
5. ☐ Dismissal entered on (date): as to only (name):
6. ☐ Dismissal **not entered** as requested for the following reasons (specify):

7. a. ☐ Attorney or party without attorney notified on (date):
   b. ☐ Attorney or party without attorney not notified. Filing party failed to provide
   ☐ a copy to be conformed ☐ means to return conformed copy

Date: Clerk, by ____________________, Deputy

Page 1 of 2
Form Adopted for Mandatory Use
Judicial Council of California
CIV-110 [Rev. July 1, 2009]
**REQUEST FOR DISMISSAL**
Code of Civil Procedure, § 581 et seq.;
Gov. Code, § 68637(c); Cal. Rules of Court, rule 3.1390
www.courtinfo.ca.gov

EXHIBIT G

CIV-110

| PLAINTIFF/PETITIONER: | CASE NUMBER: |
|---|---|
| DEFENDANT/RESPONDENT: | |

## Declaration Concerning Waived Court Fees

The court has a statutory lien for waived fees and costs on any recovery of $10,000 or more in value by settlement, compromise, arbitration award, mediation settlement, or other recovery. The court's lien must be paid before the court will dismiss the case.

1. The court waived fees and costs in this action for *(name)*:
2. The person in item 1 *(check one)*:
   a. ☐ is not recovering anything of value by this action.
   b. ☐ is recovering less than $10,000 in value by this action.
   c. ☐ is recovering $10,000 or more in value by this action. *(If item 2c is checked, item 3 must be completed.)*
3. ☐ All court fees and costs that were waived in this action have been paid to the court *(check one)*: ☐ Yes ☐ No

I declare under penalty of perjury under the laws of the State of California that the information above is true and correct.

Date: ______________________

______________________ ▶ ______________________

(TYPE OR PRINT NAME OF ☐ ATTORNEY ☐ PARTY MAKING DECLARATION) (SIGNATURE)

CIV-110 [Rev. July 1, 2009] **REQUEST FOR DISMISSAL** Page 2 of 2

American LegalNet, Inc.
www.FormsWorkflow.com

EXHIBIT G

EXHIBIT G-1

FORM OF FEDERAL CERTIFICATION OF NON-FOREIGN STATUS

To inform __________________________ (the "Transferee") that withholding of tax under Section 1445 of the Internal Revenue Code of 1986, as amended ("Code") will not be required upon the transfer of certain real property to Transferee by _______________, a Washington limited liability company (the "Transferor"), the undersigned hereby certifies the following on behalf of the Transferor:

1.	The Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Code and the Income Tax Regulations promulgated thereunder);

2.	The Transferor's U.S. tax identification number is ______________

3.	The Transferor's office address is 500 108th Avenue N.E., Suite 2050, Bellevue, Washington 98004.

4.	The Transferor is not a disregarded entity as defined in Section 1.1445-2(b)(2)(iii) of the Code.

The Transferor understands that this certification may be disclosed to the Internal Revenue Service by the Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

The Transferor understands that the Transferee is relying on this certification in determining whether withholding is required upon said transfer.

Under penalty of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of the Transferor.

Date:  _________________, 2011

_____________________________________

By: __________________________________
Name: _____________________________
Title: ______________________________

EXHIBIT G-1

EXHIBIT G-2

FORM OF CALIFORNIA FORM 590

[See Attached]

EXHIBIT G-2

YEAR

20____

# Withholding Exemption Certificate

(This form can only be used to certify exemption from nonresident withholding under California R&TC Section 18662. This form cannot be used for exemption from wage withholding.)

CALIFORNIA FORM

**590**

| **File this form with your withholding agent.** (Please type or print) | Withholding agent's name | | | |
|---|---|---|---|---|
| Vendor/Payee's name | Vendor/Payee's ☐ SOS no. ☐ Social security number ☐ California corp. no. ☐ FEIN | | | **Note:** Failure to furnish your identification number will make this certificate void. |
| Vendor/Payee's address (number and street) | APT no. | Private Mailbox no. | Vendor/Payee's daytime telephone no. ( ) | |
| City State | ZIP Code | | | |

I certify that for the reasons checked below, the entity or individual named on this form is exempt from the California income tax withholding requirement on payment(s) made to the entity or individual. Read the following carefully and check the box that applies to the vendor/payee:

☐ **Individuals — Certification of Residency:**
I am a resident of California and I reside at the address shown above. If I become a nonresident at any time, I will promptly inform the withholding agent. See instructions for Form 590, General Information D, for the definition of a resident.

☐ **Corporations:**
The above-named corporation has a permanent place of business in California at the address shown above or is qualified through the California Secretary of State to do business in California. The corporation will withhold on payments of California source income to nonresidents when required. If this corporation ceases to have a permanent place of business in California or ceases to be qualified to do business in California, I will promptly inform the withholding agent. See instructions for Form 590, General Information E, for the definition of permanent place of business.

☐ **Partnerships:**
The above-named partnership has a permanent place of business in California at the address shown above or is registered with the California Secretary of State, and is subject to the laws of California. The partnership will file a California tax return and will withhold on foreign and domestic nonresident partners when required. If the partnership ceases to do any of the above, I will promptly inform the withholding agent. **Note:** For withholding purposes, a Limited Liability Partnership is treated like any other partnership.

☐ **Limited Liability Companies (LLC):**
The above-named LLC has a permanent place of business in California at the address shown above or is registered with the California Secretary of State, and is subject to the laws of California. The LLC will file a California tax return and will withhold on foreign and domestic nonresident members when required. If the LLC ceases to do any of the above, I will promptly inform the withholding agent.

☐ **Tax-Exempt Entities:**
The above-named entity is exempt from tax under California or federal law. The tax-exempt entity will withhold on payments of California source income to nonresidents when required. If this entity ceases to be exempt from tax, I will promptly inform the withholding agent.

☐ **Insurance Companies, IRAs, or Qualified Pension/Profit Sharing Plans:**
The above-named entity is an insurance company, IRA, or a federally qualified pension or profit-sharing plan.

☐ **California Irrevocable Trusts:**
At least one trustee of the above-named irrevocable trust is a California resident. The trust will file a California fiduciary tax return and will withhold on foreign and domestic nonresident beneficiaries when required. If the trustee becomes a nonresident at any time, I will promptly inform the withholding agent.

☐ **Estates — Certification of Residency of Deceased Person:**
I am the executor of the above-named person's estate. The decedent was a California resident at the time of death. The estate will file a California fiduciary tax return and will withhold on foreign and domestic nonresident beneficiaries when required.

**CERTIFICATE:** Please complete and sign below.

Under penalties of perjury, I hereby certify that the information provided herein is, to the best of my knowledge, true and correct. If conditions change, I will promptly inform the withholding agent.

Vendor/Payee's name and title (type or print) ____________________

Vendor/Payee's signature ▶ ____________________ Date ____________

**For Privacy Act Notice, get form FTB 1131 (individuals only).** 59003103 Form 590 C2 (REV. 2003)

EXHIBIT G-2

EXHIBIT H

FORM OF TENANT NOTIFICATION LETTER

____________, 2011

_____________________________________
_____________________________________
_____________________________________

Re:	Lease Agreement dated ___________________ for Suite No. ___

Dear Sir or Madam:

You are hereby informed that the undersigned has today sold the above-described property in which you lease space, and has assigned its interest as lessor under the above-described lease ("Lease") to ______________, Attention:  ______________, Phone No. ______________.  Effective this date, all payments coming due under the Lease, and all notices or demands given or made pursuant to the Lease, should be delivered to at the following address:

__________________________, LLC
c/o Retail Opportunity Investments Corp.
3 Manhattanville Road, 2nd Floor
Purchase, New York  10577
Attention:  Chief Financial Officer

Very truly yours,

LAKHA PROPERTIES - _______________, LLC, a Washington limited liability company

By: _________________________________
Amin S. Lakha, Manager

EXHIBIT H

CONVEYANCE IN LIEU AGREEMENT

by and between

LAKHA PROPERTIES-SACRAMENTO, LLC, a Washington limited liability company,
LAKHA PROPERTIES-SACRAMENTO II LLC, a Washington limited liability company,
LAKHA PROPERTIES-PALM DESERT, LLC, a Washington limited liability company, and
LAKHA INVESTMENT CO., LLC, a Delaware limited liability company,

and

ROIC CA NOTES, LLC, a Delaware limited liability company

(i)

	5.1	Covenant Not to Sue	13
6	Bankruptcy		15
	6.1	Relief From Automatic Stay	15
	6.2	Benefit to Borrower and Guarantor	15
7	Consent to Foreclosure		16
	7.1	General	16
	7.2	Receivership	17
	7.3	Kirkland Deed of Trust	17
	7.4	Riverside County Litigation	17
	7.5	Judicial Reference Agreements	17
8	Acknowledgments		17
9	Notices		18
10	Miscellaneous		19
	10.1	Entire Agreement	19
	10.2	Further Assurances	19
	10.3	Construction	19
	10.4	No Waiver	19
	10.5	Governing Law	19
	10.6	Counterparts	19
	10.7	Controversy	20
	10.8	No Merger, etc	20
	10.9	Absolute Conveyance	20
	10.10	Indemnification	20
	10.11	References	20
	10.12	Confidentiality	21
	10.13	Time of the Essence	21
	10.14	Severability	21
	10.15	Effect on Loan Documents	21
	10.16	Not an "Action"	21
	10.17	Survival	21
	10.18	Waiver of Trial by Jury	21
	10.19	Relationship	21
	10.2	Mortgagee in Possession	22
	10.21	ORAL AGREEMENTS	22
	10.22	Settlement Agreement	22

(ii)

LIST OF EXHIBITS

EXHIBIT A-1	–	Legal Description of the Land [Mills]
EXHIBIT A-2	–	Legal Description of the Land [Nimbus]
EXHIBIT A-3	–	Legal Description of the Land [Palm Desert]
EXHIBIT B-1	–	Rent Roll [Mills]
EXHIBIT B-2	–	Rent Roll [Nimbus]
EXHIBIT B-3	–	Rent Roll [Palm Desert]
EXHIBIT C-1	–	Contracts [Mills]
EXHIBIT C-2	–	Contracts [Nimbus]
EXHIBIT C-3	–	Contracts [Palm Desert]
EXHIBIT D	–	Form of Grant Deed
EXHIBIT E	–	Form of Bill of Sale and Assignment
EXHIBIT F	–	Form of Estoppel Affidavit
EXHIBIT F-1	–	Form of Release of Lender
EXHIBIT F-2	–	Form of Release of Borrower Parties
EXHIBIT G	–	Form of Dismissal of Action
EXHIBIT G-1	–	Form of Federal Certification of Non-Foreign Status
EXHIBIT G-2	–	Form of California Form 590
EXHIBIT H	–	Form of Tenant Notification Letter

 (iii)